                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE DEF 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement           [ ]   Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                              Galey & Lord, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:   N/A
                                                                        --------
     2)  Aggregate number of securities to which transaction applies:    N/A
                                                                     ---------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction: N/A
                                                         -----
     5)  Total fee paid: N/A
                        -----

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A
                                -----
     2)  Form, Schedule, or Registration Statement No.: N/A
                                                       -----
     3)  Filing Party: N/A
                      -----
     4)  Date Filed: N/A
                    -----

                              GALEY & LORD, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD FEBRUARY 13, 2001

To The Stockholders Of
 Galey & Lord, Inc.:

   Notice is Hereby Given that the Annual Meeting of Stockholders (the "Meeting") of Galey & Lord, Inc., (the "Company") will be held at Club 101, 101 Park Avenue, New York, New York 10178, on Tuesday, February 13, 2001 at 10:30 A.M., local time, to consider and act upon the following:

  1. To elect seven directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

  2. To approve proposed amendments to the Company's 1999 Stock Option Plan for officers, directors, consultants and employees of the Company and its subsidiaries;

  3. To approve a proposed amendment to the Company's 1996 Restricted Stock Plan for non-employee directors to increase the number of shares of the Company's Common Stock available under such plan by an aggregate of 50,000 shares;

  4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the 2001 fiscal year; and

  5. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

   Only stockholders of record of the Company's Common Stock at the close of business on December 22, 2000 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof. A list of the stockholders of the Company as of the close of business on December 22, 2000 will be available for inspection during business hours for ten days prior to the Meeting at the Company's principal executive offices located at 980 Avenue of the Americas, New York, New York 10018. A proxy and proxy statement for the Meeting are enclosed herewith.

   All stockholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors
                                          /s/ Michael R. Harmon
                                          Michael R. Harmon
                                          Secretary

Dated: January 5, 2001

                                   IMPORTANT

   THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                              GALEY & LORD, INC.
                          980 Avenue of the Americas
                           New York, New York 10018

                                PROXY STATEMENT
                        Annual Meeting of Stockholders
                               February 13, 2001

                                    GENERAL

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Galey & Lord, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company which will be held at Club 101, 101 Park Avenue, New York, New York 10178, on Tuesday, February 13, 2001 at 10:30 A.M., local time, and at any adjournment or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

   The principal executive offices of the Company are located at 980 Avenue of the Americas, New York, New York 10018. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is January 5, 2001.

   A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election, as directors of persons who have been nominated by the Board of Directors, (ii) FOR the approval of the proposed amendments to the Company's 1999 Stock Option Plan (the "Stock Option Plan"),
(iii) FOR the approval of the proposed amendment to the Company's 1996 Restricted Stock Plan (the "Restricted Stock Plan"), (iv) FOR the ratification of the selection of Ernst & Young LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for the 2001 fiscal year, and (v) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

                               VOTING SECURITIES

   Stockholders of record as of the close of business on December 22, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were outstanding 11,960,754 shares of the Company's common stock, $0.01 par value (the "Common Stock"), which figure does not include an additional 389,206 treasury shares held by the Company. There was no other class of voting securities outstanding at the Record Date. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

   At the Meeting, seven directors are to be elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until their successors shall be duly elected and shall qualify. Unless otherwise specified, all proxies received will be voted in favor of the election of the seven nominees of the Board of Directors named below as directors of the Company. All of the nominees, except for Mr. Valdez, are presently directors of the Company. The term of the current directors expires at the Meeting except for William deR. Holt, who is retiring as a director, effective as of January 8, 2001. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors.

   Assuming a quorum is present, a vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to elect each of the nominees as a director. Abstentions and broker non-votes are not counted as votes cast.

Nominees for Director

   The following table sets forth the names of the nominees, their ages, and their current positions with the Company:

             Name                      Age                                 Title
             ----                      ---                                 -----
     Arthur C. Wiener                   63                         Chairman of the Board,
                                                                    President and Chief
                                                                     Executive Officer
     Michael T. Bradley                 34                                Director
     Paul G. Gillease                   68                                Director
     Howard S. Jacobs                   57                                Director
     William M.R. Mapel                 69                                Director
     Stephen C. Sherrill                47                                Director
     Jose de Jesus Valdez               47                            Director Nominee

   Mr. Wiener has been Chairman of the Board of the Company since February 1992 and President and Chief Executive Officer of the Company since February 1988. He was Group Vice President of Burlington Industries, Inc. ("Burlington"), a manufacturer of textile products, and President of Burlington's Blended Division, the Company's predecessor, from October 1984 to February 1988. Mr. Wiener was President of the Apparel Fabrics Marketing Division of Dan River Inc., a textile manufacturer, from 1975 to October 1984. He was employed by the Menswear Division of Burlington in various capacities from 1966 to October 1975, including as President from 1973 to October 1975.

   Mr. Bradley has been a director of the Company since November 1998. Mr. Bradley has been employed by Citicorp Venture Capital, Ltd. ("CVC"), a venture capital and leveraged buyout company, which is a subsidiary of Citibank, N.A., a wholly-owned subsidiary of Citicorp, which is a wholly-owned subsidiary of Citigroup Inc., since April 1996, and has served as a Vice President since 1998. Mr. Bradley received an MBA from Columbia Business School in 1996 and a JD from the University of Virginia Law School in 1991. Between 1989 and 1991, he was an analyst at Select Equity Group, Inc. in New York, an equity research firm. From August 1988 to September 1989, Mr. Bradley was an assistant financial consultant at Merrill Lynch in Paris, France.

   Mr. Gillease has been a director of the Company since November 1993. Mr. Gillease was employed by E.I. Du Pont de Nemours & Company Incorporated in various executive capacities from 1961 to his retirement in October 1993, including most recently as Vice President and General Manager responsible for textile fiber operations from October 1990 to October 1993. Mr. Gillease is a director of Pillowtex, Inc., a home furnishings manufacturer; and Guilford Mills, Inc., a manufacturer of knitted textiles.

   Mr. Jacobs has been a director of the Company since February 1989. He has been a member of the law firm of Rosenman & Colin LLP, New York, New York, counsel to the Company, since March 1994. For more than five years prior to March 1994, Mr. Jacobs was a member of two other law firms located in New York City, each of which was former counsel to the Company.

   Mr. Mapel has been a director of the Company since February 1989. Mr. Mapel was employed by Citibank, N.A. in various executive capacities from 1969 to his retirement in October 1988, including most recently as a Senior Vice President and Chairman of the Policy Committee of the North American Finance Group from 1986 to September 1988. Mr. Mapel is a director of Brundage, Story & Rose Investment Trust, a registered investment company; and Churchill Capital Partners, a registered investment company.

   Mr. Sherrill has been a director of the Company since May 1993. Mr. Sherrill was formerly a director of the Company from February 1988 to February 1992. Mr. Sherrill has been a principal of Bruckman, Rosser, Sherrill & Co., Inc., a private equity investment firm, since February 1995. For more than five years prior to February 1995, Mr. Sherrill was a Managing Director or Vice President of CVC. Mr. Sherrill is a director of Jitney Jungle Stores of America Inc., a regional chain of grocery stores; Doane Pet Care Enterprises, a manufacturer and distributor of pet food products; B&G Foods Inc., a manufacturer, marketer and distributor of food products; Mediq, Inc., a hospital equipment rental company; and Alliance Laundry Systems LLC, a manufacturer of commercial laundry equipment.

   Mr. Valdez has been employed by Alpek, S.A. de C.V. ("Alpek"), a leading petrochemical company in Mexico which also produces fibers and primary materials for fibers, since 1987 and is currently serving as President of Alpek. Alpek is a wholly-owned subsidiary of Alfa S.A. de C.V., a supplier of raw materials in nylon and polyester, synthetic fibers, plastics and chemicals. From 1991 to 1993, Mr. Valdez served as President of the Asociacion Nacional de la Industria Quimica (ANIQ) (the Mexican equivalent to the Chemical Manufacturers Association in the United States). Mr. Valdez was also an active participant during the NAFTA negotiations, representing the interests of the chemical and textile industries in Mexico. Mr. Valdez received an MBA from Instituto Tecnologico y de Estudios Superiores de Monterrey in 1978 and a Master of Science degree in Industrial Engineering from Stanford University in 1977.

   William deR. Holt, age 71, a director of the Company during the past fiscal year, is retiring as a director of the Company, effective as of January 8, 2001 and he is not a candidate for reelection. Mr. Holt has been a director of the Company since April 1988. He was employed for 37 years by Burlington in various capacities, including most recently as a Group Vice President until his retirement in March 1988.

   During the last fiscal year, there were three meetings of the Board of Directors of the Company and action was taken by the directors by unanimous written consent in lieu of a meeting on one occasion. All directors attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which he served. The Board of Directors has designated from among its members an Audit Committee, which currently consists of Messrs. Gillease, Jacobs and Mapel. The Audit Committee, which reviews the Company's financial and accounting practices and controls, held five meetings during the 2000 fiscal year. In August 2000, the Audit Committee recommended, and the Board adopted, the Audit Committee Charter, a copy of which is attached hereto as Appendix A. The Board of Directors has designated from among its members a Compensation Committee, which during the 2000 fiscal year consisted of Messrs. Gillease and Holt. As a result of Mr. Holt's retirement as a director, Mr. Bradley will serve on the Compensation Committee, effective January 8, 2001. The Compensation Committee of the Board of Directors reviews the compensation of the Company's executive officers. The Compensation Committee held five meetings during the 2000 fiscal year. The Company does not have a standing nominating committee. There are no family relationships between any of the directors or executive officers of the Company.

   In May 1992, the Company, CVC and Mr. Wiener entered into an agreement, under which, if requested by CVC, the Company will use its best efforts to cause one designee of CVC to be nominated as a director of the Company. Mr. Wiener has agreed to vote all shares owned by him in favor of CVC's designee. Such agreement will terminate on the earlier of its tenth anniversary or the date on which CVC beneficially owns fewer than 20% of the outstanding shares of Common Stock and nonvoting common stock of the Company. Pursuant to the agreement, CVC also has the right to appoint an observer who will be permitted to attend all meetings of the Board of Directors and its committees. Mr. Bradley is serving as a designee of CVC and Mr. Wiener has agreed to vote all shares of Common Stock owned by him for the election of Mr. Bradley as a director of the Company at the Meeting.

Executive Officers

   Set forth below is certain information regarding the executive officers and certain other officers of the Company:

          Name        Age                    Current Position
          ----        ---                    ----------------
   Arthur C. Wiener    63 Chairman of the Board, President and Chief Executive
                          Officer

   John J. Heldrich    48 Executive Vice President, and Chief Executive Officer
                          and President -- Swift Denim Group

   Robert McCormack    51 Executive Vice President and President -- Woven
                          Division, Apparel Marketing Group

   Charles A. Blalock  53 Executive Vice President of Manufacturing

   Michael R. Harmon   53 Executive Vice President, Chief Financial Officer,
                          Treasurer and Secretary

   Giuseppe Rodino     61 President--Klopman International Group

   Officers serve at the discretion of the Board of Directors and, effective as of October 1, 2000, Messrs. Wiener, McCormack, Blalock and Heldrich are employed pursuant to employment agreements described herein. See "Executive Compensation- Employment Agreements".

   Information regarding Mr. Wiener is included herein in the section entitled "Proposal 1 -- Election of Directors."

   Mr. Heldrich has been Executive Vice President of the Company since February 1998 and Chief Executive Officer and President of the Company's Swift Denim Group since the Company's acquisition of the divisions and subsidiaries comprising the Swift Denim Group on January 29, 1998. Prior to the Company's acquisition of Swift Denim, Mr. Heldrich had been President of Swift Denim since August 1994. He was President of Swift Marketing Worldwide from July 1991 to August 1994. Mr. Heldrich was President of the Fashion Apparel Division of Milliken & Company Inc. in New York from 1987 through 1991. From 1974 to 1987, Mr. Heldrich held various marketing and manufacturing positions at Milliken & Company Inc. in New York, South Carolina, and the United Kingdom.

   Mr. McCormack has been Executive Vice President of the Company since May 1992 and President of the Apparel Marketing Group of the Company's Woven Division since April 1994. Mr. McCormack was Executive Vice President of the Apparel Marketing Group of the Company's Woven Division from February 1988 to April 1994. He was employed by Burlington as a merchandise manager from April 1986 to February 1988 and as a sales manager for finished goods from January 1985 to April 1986.

   Mr. Blalock has been Executive Vice President of Manufacturing of the Company since March 1990. He was Plant Manager of the Company's dyeing and finishing plant located in Society Hill, South Carolina from February 1988 to March 1990. Mr. Blalock was employed by Burlington in various line and staff positions from September 1972 to February 1988, including most recently as Plant Manager of the dyeing and finishing plant located in Society Hill from February 1987 to February 1988.

   Mr. Harmon has been Executive Vice President and Chief Financial Officer of the Company since March 1991 and Secretary and Treasurer of the Company since February 1988. He was Vice President of Finance of the Company from February 1988 to March 1991. Mr. Harmon was employed by Burlington in various accounting and financial capacities from May 1970 to February 1988, most recently as Administrative Vice President and Controller from November 1987 to February 1988.

   Mr. Rodino has been President of the Company's Klopman International Group since the Company's acquisition of the divisions and subsidiaries comprising the Klopman Group on January 29, 1998. Mr. Rodino was President of Klopman International from January 1993 to the Company's acquisition of Klopman International. From April 1991 to January 1993, Mr. Rodino was General Manager of C.D.I. for Ring Denim Fabrics and M.C.M. for cotton fabrics for Leisurewear at the Imatessile Group. From June 1989 to April 1991, Mr. Rodino was Managing Director of Faema S.p.A. Between 1966 and 1989, Mr. Rodino held various sales and managerial positions at Klopman Mills and Klopman International in New York, Rome and London.

                              SECURITY OWNERSHIP

   The following table sets forth certain information as of December 22, 2000 regarding the ownership of Common Stock of the Company by (i) each person who is known to the management of the Company to have been the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table contained herein, and (iv) all directors and executive officers of the Company as a group.

  Name and Address of             Position with          Amount and Nature of   % of
    Beneficial Owner               the Company           Beneficial Ownership   Class
  -------------------             -------------          --------------------   -----
Citicorp Venture                       None                   5,616,102(1)      47.0%
Capital, Ltd.
399 Park Avenue
New York, New York 10043

Dimensional Fund                       None                   1,043,500(2)       8.7%
Advisors, Inc.
1099 Ocean Avenue, 11th
Floor
Santa Monica, California
90401

Arthur C. Wiener              Chairman of the Board,          1,169,700(3)(4)    9.4%
980 Avenue of the               President and Chief
Americas                         Executive Officer
New York, New York 10018

Michael T. Bradley                   Director                    11,350(5)        *

Paul G. Gillease                     Director                    35,270(6)        *

William deR. Holt                    Director                    34,871(7)        *

Howard S. Jacobs                     Director                    36,071(8)        *

William M. R. Mapel                  Director                    36,471(9)        *

Stephen C. Sherrill                  Director                   147,925(10)      1.2%

Jose de Jesus Valdez             Director Nominee                     0           *

John J. Heldrich          Executive Vice President, and          44,700(11)(4)    *
                            Chief Executive Officer and
                             President -- Swift Denim
                                       Group

Robert McCormack           Executive Vice President and         115,000(12)(4)   1.0%
                           President -- Woven Division,
                              Apparel Marketing Group

Charles A. Blalock           Executive Vice President           128,025(13)(4)   1.1%
                                 of Manufacturing

Michael R. Harmon           Executive Vice President,           150,830(14)(4)   1.3%
                             Chief Financial Officer,
                              Treasurer and Secretary

All directors and                                             1,910,213(15)(4)  15.0%
executive officers
as a group (11 persons)

--------
*  Less than one percent (1%).

 (1) Based upon information contained in a Quarterly Report of Equity Holdings by Institutional Investment Managers on Form 13F-HR (the "Form 13F") filed by Citigroup Inc. with the Securities and Exchange Commission (the "SEC") on November 13, 2000. CVC is a wholly-owned subsidiary of Citibank, N.A.; Citibank, N.A. is a wholly-owned subsidiary of Citicorp which is a wholly-owned subsidiary of Citigroup

       Inc. Excludes shares of Common Stock owned by employees of CVC, as to which CVC disclaims beneficial ownership.
 (2) Based upon information contained in a Schedule 13G filed with the SEC on February 10, 2000 (the "Schedule 13G") by Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under the Investment Advisers Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other investment vehicles, including commingled trust groups. (such investments companies and investment vehicles are collectively referred to herein as the "Portfolios"). Dimensional possesses both voting and investment power over the shares that are owned by the Portfolios. All the shares are owned by the Portfolios and Dimensional disclaims beneficial ownership of the shares.
 (3) Includes (i) 8,000 shares held by the Wiener Foundation, a not-for-profit corporation controlled by Mr. Wiener and his immediate family members, and (ii) 531,700 shares subject to currently exercisable stock options.
 (4) Does not include such officer's participation in the Option Cancellation Program (as defined herein) and the New Options (as defined herein) granted in connection with such program, which are both subject to the approval of the stockholders of an increase in the number of shares of Common Stock available under the Company's Stock Option Plan. See "Compensation Committee Report on Executive Compensation- Report on Repricing of Options" and "Proposal 2- Approval of Amendments to the 1999 Stock Option Plan."
 (5)   Includes 11,350 shares subject to currently exercisable stock options.
 (6) Includes (i) 6,000 shares subject to currently exercisable stock options, (ii) 27,413 shares issued under and subject to the Restricted Stock Plan, and (iii) 500 shares held by Mr. Gillease's wife.
 (7) Includes (i) 10,000 shares subject to currently exercisable stock options, and (ii) 14,871 shares issued under and subject to the Restricted Stock Plan.
 (8) Includes (i) 8,000 shares subject to currently exercisable stock options, and (ii) 16,071 shares issued under and subject to the Restricted Stock Plan.
 (9) Includes (i) 8,000 shares subject to currently exercisable stock options, and (ii) 16,071 shares issued under and subject to the Restricted Stock Plan.
(10) Includes (i) 11,000 shares subject to currently exercisable stock options, and (ii) 27,413 shares issued under and subject to the Restricted Stock Plan.
(11)   Includes 18,000 shares subject to currently exercisable stock options.
(12) Includes (i) 62,000 shares subject to currently exercisable stock options, and (ii) 4,000 shares held by Mr. McCormack's children. Excludes 6,000 shares subject to currently exercisable stock options held by Mr. McCormack's wife, as to which Mr. McCormack disclaims beneficial ownership.
(13) Includes (i) 53,100 shares subject to currently exercisable stock options, (ii) 6,000 shares held in a revocable trust, (iii) 20,000 shares held in a self-directed individual retirement account, and (iv) 23,225 shares held by Mr. Blalock's wife.
(14) Includes (i) 70,500 shares subject to currently exercisable stock options, (ii) 18,000 shares held in a self-directed individual retirement account, and (iii) 14,919 shares held by Mr. Harmon's wife.
(15) Includes (i) 789,650 shares subject to currently exercisable stock options, and (ii) 101,839 shares issued under and subject to the Restricted Stock Plan. Excludes 6,000 shares subject to currently exercisable stock options held by Mr. McCormack's wife, as to which Mr. McCormack disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company's review of the Section 16 Reports furnished to the Company and written representations from certain reporting persons, all Section 16(a) requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                            EXECUTIVE COMPENSATION

   The following table summarizes compensation paid by the Company during fiscal years 1998, 1999 and 2000 to the Company's Chairman of the Board, President and Chief Executive Officer and its four other most highly compensated executive officers (together, the "Named Executive Officers") for services rendered in all capacities to the Company and its subsidiaries.

                          Summary Compensation Table

                                                                       -------------------------------
                                     Annual Compensation                      Awards           Payouts
                       ----------------------------------------------- -------------------------------
                                                                       Restricted Securities
                                                          Other Annual   Stock    Underlying    LTIP    All Other
                             Fiscal                       Compensation  Award(s)   Options/    Payouts Compensation
Name And Principal Position   Year  Salary($) Bonus($)(1)    ($)(2)       ($)     SARs(#)(3)     ($)      ($)(4)
--------------------------------------------------------------------------------- ---------------------------------
Arthur C. Wiener              2000  $625,002   $525,006     $157,502       --      465,000        --     $ 5,823
 Chairman of the Board,       1999   600,000         --           --       --           --        --       4,333
 President and Chief          1998   600,000    320,000       96,000       --           --        --       3,602
 Executive Officer

John J. Heldrich(5)           2000  $450,000   $337,500     $101,250       --       55,000(6)     --     $12,594
 Executive Vice               1999   443,751         --           --       --           --        --       7,191
 President, and Chief         1998   275,228     25,000           --       --       30,000        --       5,703
 Executive Officer and
 President -- Swift
 Denim Group

Robert McCormack              2000  $362,505   $300,006     $ 90,002       --       87,000(6)     --     $ 6,185
 Executive Vice               1999   345,837         --           --       --           --        --       4,618
 President and                1998   267,919     90,000       27,000       --           --        --       3,397
 President -- Woven
 Division, Apparel
 Marketing Group

Charles A. Blalock            2000  $247,506   $140,630     $ 42,189       --       63,100(6)     --     $ 5,817
 Executive Vice               1999   240,000         --           --       --           --        --       4,301
 President of                 1998   222,500     90,000       27,000       --           --        --       3,325
 Manufacturing

Michael R. Harmon             2000  $247,506   $140,630     $ 42,189       --       80,500(6)     --     $ 5,817
 Executive Vice               1999   240,000         --           --       --           --        --       4,301
 President, Chief             1998   222,500     90,000       27,000       --           --        --       3,325
 Financial Officer,
 Treasurer and
 Secretary

--------
(1) Reflects cash bonuses accrued under the Company's Incentive Bonus Plan.
(2) Reflects deferred compensation incentive awards granted under the Company's Deferred Compensation Program, a non-qualified, unfunded plan established in fiscal year 1994 by the Company under which certain executives are awarded deferred compensation. The plan participants will only be vested in the current year award upon the completion of five years of service after the date of the award, upon normal retirement, upon involuntary termination for reasons other than violations of Company policies, theft or misappropriation of the Company's assets or performance of any act which harms the Company, or upon permanent and total disability or death, whichever occurs first. In the event of retirement, involuntary termination for reasons other than as described above, or disability, any unpaid deferred awards will be vested and paid upon the completion of five years after the date of the award. Upon the death of a participant, the Company has the option to either immediately pay the award to the participant's estate or pay the award upon the completion of five years after the date of the award.
(3) Reflects such officer's participation in the Option Cancellation Program and the New Options granted in connection with such program, which are both subject to the approval of the stockholders of an increase in the number of shares of Common Stock available under the Company's Stock Option Plan. See "Compensation Committee Report on Executive Compensation -- Report on Repricing of Options" and "Proposal 2 -- Approval of Amendments to the 1999 Stock Option Plan."
(4) Includes the Company's contributions to its Savings and Profit Sharing Plan, a qualified defined contribution plan which covers all full time employees who have completed a certain minimum amount of service, and life insurance premiums paid by the Company with respect to term life insurance on the life of the named persons. Contributions to the Savings and Profit Sharing Plan (i) for fiscal year 2000 were as follows: Mr. Wiener -- $5,025; Mr. McCormack -- $5,025; Mr. Blalock -- $5,025; Mr. Harmon --
    $5,025; and

    Mr. Heldrich -- $5,100; (ii) for fiscal year 1999 were as follows: Mr. Wiener -- $3,564; Mr. McCormack-- $3,600; Mr. Blalock -- $3,600; Mr.
    Harmon -- $3,600; and Mr. Heldrich -- $4,800; and (iii) for fiscal year 1998 were as follows: Mr. Wiener -- $2,978; Mr. McCormack -- $2,978;
    Mr. Blalock -- $2,978; and Mr. Harmon -- $2,978. Life insurance premiums paid by the Company with respect to term life insurance on the life of the named persons (a) for fiscal year 2000 were as follows: Mr. Wiener -- $798; Mr. McCormack -- $1,160; Mr. Blalock -- $792; Mr. Harmon -- $792;
    and Mr. Heldrich -- $1,436; (b) for fiscal year 1999 were as follows: Mr. Wiener -- $769; Mr. McCormack -- $1,018; Mr. Blalock -- $701; Mr. Harmon -- $701 and Mr. Heldrich-- $1,139; and (c) for fiscal year 1998 were as follows: Mr. Wiener-- $624; Mr. McCormack -- $419; Mr. Blalock -- $347; Mr. Harmon-- $347 and Mr. Heldrich -- $1,664. The premium paid by the Company with respect to split-dollar life insurance on the life of Mr. Heldrich for (x) fiscal year 2000 was $6,058; (y) fiscal year 1999 was $1,139; and (z) fiscal year 1998 was $4,039.
(5) Mr. Heldrich has been employed by the Company since the acquisition by the Company of Swift Denim on January 29, 1998, and all amounts listed reflect compensation paid to, or earned by, Mr. Heldrich since such date.
(6) Includes options to purchase shares of Common Stock granted under the Company's Stock Option Plan in April 2000 at an exercise price of $2.00 per share. Such options vest at the rate of 33 1/3% of such options when the market price per share of the Common Stock equals or exceeds $6.00, $8.00 and $10.00.

   The following table sets forth information for each of the Named Executive Officers with respect to stock options granted to such executive officer during fiscal year 2000 and each Named Executive Officer's participation in the Option Cancellation Program and the New Options granted in connection with such program, which are both subject to stockholder approval of an increase in the number of shares of Common Stock available under the Company's Stock Option Plan. See "Compensation Committee Report on Executive Compensation -- Report on Repricing of Options" and "Proposal 2 -- Approval of Amendments to the 1999 Stock Option Plan."

                       Option Grants in Last Fiscal Year

                                       Individual Grants
                       --------------------------------------------------
                           Number of      Percent of Total
                           Securities     Options Granted
                       Underlying Options to Employees in  Exercise Price Expiration Grant Date Present
   Name                    Granted (#)      Fiscal Year       ($/sh.)        Date       Value (1)($)
   ----                ------------------ ---------------- -------------- ---------- ------------------
   Arthur C. Wiener         465,000             52.8%         $4.1875       9/6/10       $1,372,680
   John J. Heldrich          25,000(2)           2.8          $  2.00           (3)          29,750
                             30,000              3.4          $4.1875       9/6/10           88,560
   Robert McCormack          25,000(2)           2.8          $  2.00           (3)          29,750
                             62,000              7.0          $4.1875       9/6/10          183,024
   Charles A. Blalock        10,000(2)           1.1          $  2.00           (3)          11,900
                             53,100              6.0          $4.1875       9/6/10          156,751
   Michael R. Harmon         10,000(2)           1.1          $  2.00           (3)          11,900
                             70,500              8.0          $4.1875       9/6/10          208,116

--------
(1) The grant date value was estimated using a modified Black-Scholes option pricing model, which in addition to the traditional inputs, takes into consideration the target stock price (or barrier) which must be attained. The following assumptions were incorporated into the model: weighted average risk-free interest rate of 6.21%; expected dividend yield of 0%; expected lives ranging from 2 to 3 years; and expected volatility ranging from 108% to 125.4%.
(2) Reflects options to purchase shares of Common Stock granted to such persons under the Company's Stock Option Plan in April 2000. Such options vest at the rate of 33 1/3% of such options when the market price per share of the Common Stock equals or exceeds $6.00, $8.00 and $10.00.
(3) Such options expire on April 4, 2010; provided that, to the extent any portion of such option is not vested on April 4, 2005, such non-vested portion expires on such date.

   The following table sets forth information for each of the Named Executive Officers with respect to the aggregate stock options exercised during the fiscal year ended September 30, 2000, and stock options held as of September 30, 2000. In addition, the table reflects each Named Executive Officer's participation in the Option Cancellation Program and the New Options granted in connection with such program, which are both subject to stockholder approval of an increase in the number of shares of Common Stock available under the Company's Stock Option Plan. See "Compensation Committee Report on Executive Compensation -- Report on Repricing of Options" and "Proposal 2 -- Approval of Amendments to the 1999 Stock Option Plan."

              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values

                                                    Number Of
                                                    Securities      Value Of
                                                    Underlying     Unexercised
                                                   Unexercised    In-The-Money
                                                  Options At FY-   Options At
                                                     End (#)      FY-End($)(1)
                                                 ---------------- -------------
                           Shares
                         Acquired on    Value      Exercisable/   Exercisable/
     Name                Exercise(#) Realized($)  Unexercisable   Unexercisable
     ----                ----------- ----------- ---------------- -------------
     Arthur C. Wiener         --          --     66,700 / 465,000 $150,075 / --
     John J. Heldrich         --          --         -- /  55,000       -- / --
     Robert McCormack         --          --         -- /  87,000       -- / --
     Charles A. Blalock       --          --         -- /  63,100       -- / --
     Michael R. Harmon        --          --         -- /  80,500       -- / --

--------
(1) Based upon the closing price of the Common Stock of $4.00 per share on September 29, 2000, less the exercise price.

Retirement Plans

   The Retirement Plan of Galey & Lord (the "Retirement Plan") covers all full-time domestic employees (excluding hourly paid employees of Swift Denim who are covered under separate plans). The Retirement Plan recognizes credited service with Burlington for membership eligibility and vesting purposes only.

   Under the terms of the Retirement Plan (prior to its amendment effective April 1, 1992), employees contributed at the rate of 1.5% of the first $6,600 of compensation in a plan year and 3% of compensation in excess of $6,600, up to a compensation limit which was adjusted annually. The Company's contributions, if any, were determined annually on an actuarial basis. An employee's annual pension benefit payable at normal retirement date (the first day of the month following the month in which the employee's 65th birthday occurs) was equal to one-half of the employee's total contribution while a member of the Retirement Plan. Such benefit is payable in equal monthly installments for the life of the employee.

   A reduced pension benefit is payable upon (i) early retirement at or after age 55, (ii) death, (iii) disability, (iv) termination of employment after completing five years of vesting service, or (v) termination due to lack of work. Employees are always vested in their contributions. The normal form of benefit payment is a straight life annuity for unmarried employees and a (reduced) joint and survivor annuity for those who are married. Benefits may also be received at the employee's election in the form of a lump sum payment.

   Effective as of April 1, 1992, the Retirement Plan was amended to provide that employee contributions are neither required nor permitted. Under the 1992 Amendment (the "1992 Amendment"), the amount of a participant's annual retirement benefits (to be paid in monthly installments) equals the sum of (i) the accrued benefit determined under the formula described above as of March 31, 1992, and (ii) (a) 1% of a participant's average annual compensation paid on and after April 1, 1992, plus (b) 0.5% of a participant's average annual compensation in excess of his or her Social Security covered compensation, multiplied by his or her years of service completed after March 31, 1992 (not in excess of 35 years). The compensation described in (ii) above was limited to $170,000 in fiscal year 2000.

   Effective as of January 1, 1999, the Retirement Plan and Swift Denim's Defined Benefit Retirement Plan merged and the merged plan was amended to provide that a participant's lump sum retirement benefit is equal to the participant's average annual compensation for the highest five consecutive calendar years multiplied by the participant's accumulated pension equity credits. Total pension equity credits are equal to the sum of (i) initial pension equity credits based on the actuarial present value of the benefit accrued as of December 31, 1998 under the plan prior to the amendment, and,
(ii) pension equity credits earned for each year of service subsequent to January 1, 1999. At retirement, termination of employment, disability, or death, the participant can elect to receive benefits in a single lump sum or as an annuity (payable monthly).

   The estimated lump sum benefits payable at normal retirement age (assuming no increase in present salary levels) to the Named Executive Officers are as follows: Arthur C. Wiener -- $447,261; Robert McCormack --$343,043; Charles A. Blalock -- $317,050; Michael R. Harmon -- $322,915; and John J. Heldrich -- $306,255. Actuarially equivalent annual annuity benefits will be determined at normal retirement age based on the actuarial factors in effect at that time as prescribed in the plan document and the Internal Revenue Code. The maximum compensation used to calculate benefits under the plan, as permitted by law, is $170,000 in 2000 and will be $170,000 in 2001.

Supplemental Executive Retirement Plan

   Effective beginning for fiscal year 1994 and for all years thereafter, the Company established a non-qualified, unfunded supplementary retirement plan under which the Company will pay supplemental pension benefits to key executives. The plan is intended to supplement retirement benefits received under the Retirement Plan and from Social Security. The amounts set forth in the table below represent total annual pension benefits received under the Supplemental Executive Retirement Plan, the Retirement Plan and Social Security which are payable monthly upon retirement at age 65 or older for the participant's lifetime. The pension benefits payable under the Supplemental Executive Retirement Plan are based on a straight life annuity and are reduced for both Social Security benefits and the annual benefit payable from the Retirement Plan. A discount of five percent per year is applied for retirement before age 65.

                              Pension Plan Table

                                                     Years of Service
Average of Final Five Consecutive  -----------------------------------------------------
      Years of Compensation           5        10       15       20       25       30
---------------------------------  -------- -------- -------- -------- -------- --------
           $  200,000              $ 17,500 $ 35,000 $ 52,500 $ 70,000 $ 87,500 $105,000
              250,000                21,875   43,750   65,625   87,500  109,375  131,250
              300,000                26,250   52,500   78,750  105,000  131,250  157,500
              350,000                30,625   61,250   91,875  122,500  153,125  183,750
              400,000                35,000   70,000  105,000  140,000  175,000  210,000
              450,000                39,375   78,750  118,125  157,500  196,875  236,250
              500,000                43,750   87,500  131,250  175,000  218,750  262,500
              550,000                48,125   96,250  144,375  192,500  240,625  288,750
              600,000                52,500  105,000  157,500  210,000  262,500  315,000
              650,000                56,875  113,750  170,625  227,500  284,375  341,250
              700,000                61,250  122,500  183,750  245,000  306,250  367,500
              750,000                65,625  131,250  196,875  262,500  328,125  393,750
              800,000                70,000  140,000  210,000  280,000  350,000  420,000
              850,000                74,375  148,750  223,125  297,500  371,875  446,250
              900,000                78,750  157,500  236,250  315,000  393,750  472,500
              950,000                83,125  166,250  249,375  332,500  415,625  498,750
            1,000,000                87,500  175,000  262,500  350,000  437,500  525,000
            1,050,000                91,875  183,750  275,625  367,500  459,375  551,250
            1,100,000                96,250  192,500  288,750  385,000  481,250  577,500
            1,150,000               100,625  201,250  301,875  402,500  503,125  603,750
            1,200,000               105,000  210,000  315,000  420,000  525,000  630,000

   The average of the final five consecutive years of compensation includes the participant's salary and bonus. The Named Executive Officers have each been credited with approximately twelve years of service, except Mr. Heldrich, who has been credited with approximately two years of service. The net pension cost for fiscal year 2000 was $489,798 for approximately 33 employees participating in the Supplemental Executive Retirement Plan.

Severance Plan

   Under the Company's Severance Plan, the Company makes payroll severance payments and vacation severance payments to eligible full-time salaried employees who are involuntarily terminated from the Company. The right to receive payroll severance benefits does not vest until termination of employment, as determined by eligibility and benefit schedules in effect on the date of termination, which may be changed by the Company at any time. Vacation severance payments are based upon a person's length of continuous employment with the Company, less vacation taken during the calendar year. Under the Company's Severance Plan, as currently in effect, if a Company facility is sold as an ongoing business, an employee of such facility remaining employed by the Company until the effective date of such sale is eligible for severance benefits if such employee (i) is not offered employment by the purchaser or successor employer or (ii) refuses an offer of employment in a less than comparable position or for less than a substantially equivalent base salary. Employees who continue to be employed by the successor entity are not eligible for severance benefits.

   As of September 30, 2000, the Named Executive Officers were eligible to receive the following amounts in the event of involuntary termination: Arthur
C. Wiener -- $350,004; Robert McCormack -- $200,004; Charles A. Blalock -- $166,672; Michael R. Harmon -- $187,506; and John J. Heldrich -- $187,500.
Effective as of October 1, 2000, any future severance payments to which Messrs. Wiener, McCormack, Heldrich and Blalock may be entitled to receive will be in accordance with their respective employment agreements entered into between the Company and each of such executive officer. See "Executive Compensation -- Employment Agreements" below.

Employment Agreements

   Effective as of October 1, 2000, the Company entered into a three-year employment agreement with each of Messrs. Wiener, Heldrich and McCormack, and a two-year employment agreement with Mr. Blalock (collectively, the "Executive Employment Agreements"). Each Executive Employment Agreement provides that Messrs. Wiener, Heldrich, McCormack and Blalock will be employed at an initial annual base salary of $700,000, $450,000, $400,000 and $250,000, respectively, subject to review and increase at the discretion of the Board of Directors. Each Executive Employment Agreement is automatically extended for an additional one-year period on each October 1 unless either the Company or the Executive notifies the other no later than 30 days prior to each October 1 of its or his desire not to extend the term. Each Executive Employment Agreement also contains a confidentiality provision, a noncompetition provision which prohibits the Executive from competing with the Company during the term of the agreement without first obtaining the Company's consent, a nonsolicitation provision which prohibits the Executive from soliciting any employees of the Company, and a nondisparagement provision. Additionally, each Executive Employment Agreement provides that, in the event the Company terminates the Executive without Cause (as defined in the agreement) or the Executive terminates his employment for Good Reason (as defined in the agreement) prior to the expiration of the agreement, the Company is obligated to pay to such Executive (i) the accrued value for the Executive under the Supplemental Executive Retirement Plan through the end of the term of such Executive Employment Agreement and (ii) severance in an amount equal to the greater of
(a) the benefit provided under the Company's Severance Policy or (b) continuation of salary and bonus through the end of the term of such Executive Employment Agreement. In addition, all unvested options held by such Executive will immediately vest and be exercisable in accordance with such option agreement or plan, as the case may be, and the Company will provide the Executive with subsidized benefits (under the Company's welfare and benefits plan) for the remaining term of the agreement or until the Executive commences new employment and receives substantially similar benefits.

   Furthermore, each Executive Employment Agreement provides that Messrs. Wiener, Heldrich, McCormack and Blalock are entitled to participate in the Company's Incentive Bonus Plan and Stock Option Plan. In addition, each Executive will participate in the Company's Supplemental Executive Retirement Plan and the Company will provide each Executive with deferred compensation through its unfunded Deferred Compensation Plan.

Compensation of Directors

   Pursuant to the Company's Restricted Stock Plan and Stock Option Plan, each director of the Company who is not an employee of the Company makes an irrevocable election (i) to receive annually and at the time such person becomes a director either (a) options to purchase up to 2,000 shares of Common Stock or (b) an amount of shares of Common Stock issued pursuant to the Company's Restricted Stock Plan having an aggregate fair market value on the date of issuance equal to $18,000, and (ii) on or prior to December 1 of each calendar year or at the time such person becomes a director, to receive all of his or her annual director's fee, beginning for the 1999 calendar year, (a) in cash in the amount of $20,000, or (b) in the form of a grant of stock options to purchase 2,500 shares of Common Stock, or (c) in the form of a combination of $10,000 in cash plus an amount of shares of Common Stock issued under the Restricted Stock Plan having an aggregate fair market value on the date of issuance equal to $15,000; provided, however, that in the event any person makes such election at the time he or she becomes a director, such non-employee director shall receive a pro rata portion of his or her annual director's fee (whether in cash, stock options or a combination of cash and shares of Common Stock issued under the Restricted Stock Plan) based upon the remaining portion of the calendar year in which such person becomes a director. In addition, each non-employee director receives $1,000 for each Board committee meeting attended (other than for a Board committee meeting held on the same date as a meeting of the Board of Directors). During fiscal year 2000, each of Messrs. Gillease, Holt, Jacobs, Mapel and Sherrill were issued 8,471 shares of Common Stock under the Restricted Stock Plan. In addition, the Company paid to each of Messrs. Gillease, Holt, Jacobs, Mapel and Sherrill $7,116 in payment of a portion of their income tax liability as a result of receiving such shares under the Restricted Stock Plan. In February 2000, Mr. Bradley was granted options to purchase 2,000 shares of Common Stock at an exercise price of $2.125 per share. Messrs. Holt, Jacobs and Mapel each received an annual director's fee of $20,000 and, in lieu of such annual cash director's fee, (i) Mr. Bradley was granted options in January 2000 to purchase up to 2,500 shares of Common Stock at an exercise price of $1.9375 per share and (ii) Messrs. Gillease and Sherrill each received, in January 2000, a combination of $10,000 in cash and 7,742 shares of Common Stock issued under the Restricted Stock Plan.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors (the "Committee") is currently composed of two non-employee directors and has general oversight, review and approval responsibilities with respect to the compensation of the Company's executive officers. The Committee has on occasion engaged an independent consultant to assist it in carrying out its duties, particularly as such duties relate to the structure and competitive positioning of the Company's compensation program.

   The Company's executive compensation program is designed to attract and retain qualified executives with competitive levels of compensation that are related to performance goals and which recognize individual initiative and accomplishments. The principal components of the Company's executive compensation program are fixed compensation in the form of base salary, variable compensation in the form of annual cash incentive bonuses, stock options and awards under the Company's Deferred Compensation Program. Although historically the Company's executive officers and other employees have not been employed pursuant to employment agreements, the Company recently has entered into employment agreements with certain of its executive officers and certain other officers, effective October 1, 2000. See "Executive
Compensation -- Employment Agreements".

   The Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") which limits the deductibility of certain compensation payments to its executive officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Committee, however, considers the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of this provision on its compensation programs.

   Base Salary. Mr. Wiener, the Company's Chairman of the Board, President and Chief Executive Officer, makes recommendations to the Committee regarding the base salaries of all executive officers. Following the Committee's discussion, review and, if necessary, modification of such recommendations, the base salaries of all executive officers are approved by the Committee. The Committee considers various factors in its review, including the executive officer's job responsibilities and performance, experience and years of service with the Company, the business outlook for the Company and a comparison of base salaries for comparable positions at other textile manufacturing and general industrial companies of approximately the same size based on revenues. The Committee believes that base salaries of executive officers are competitive with respect to such group of companies. Salary adjustments are based on an annual evaluation of the performance of the Company and each executive officer, and take into account any new responsibilities of the executive. Effective as of October 1, 2000

(for fiscal year 2001), the minimum base salary for each of Messrs. Wiener, Heldrich, McCormack and Blalock will be based on the Executive Employment Agreements between the Company and each executive officer. The Executive Employment Agreements provide that the base salary may, but is not guaranteed, to be increased during the terms thereof. The Committee intends to continue to follow the procedures set forth above when considering any base salary increases for the Company's executive officers.

   Annual Incentive Bonus. The Company has an Incentive Bonus Plan (the "Incentive Plan"), pursuant to which incentive cash bonuses are payable annually to executive officers and certain other key employees based upon the amount by which the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for each fiscal year exceed established targets and, in some cases, certain specific performance criteria for individual participants. The performance criteria are based upon the Company achieving measurable performance goals in a participant's principal area of responsibility, such as marketing and manufacturing. Under the Incentive Plan, a significant portion of each participant's total compensation is at risk and is dependent upon the Company's overall financial performance and such participant's individual accomplishments.

   The Incentive Plan is reviewed annually by the Committee and is thereafter presented, with the Committee's recommendations, to the Company's Board of Directors for its approval. The initial recommendation of targeted EBITDA levels is made at the beginning of each fiscal year by the Chairman of the Board, President and Chief Executive Officer of the Company and, following discussion, review and, at times, modification, is approved by the Committee and the Board of Directors. In addition, the aggregate amount available to be paid under the Incentive Plan is approved by the Committee and the Board of Directors and is increased by specified percentages as the amount the Company's actual EBITDA exceeds the established target level up to a certain prescribed maximum. The Chairman of the Board, President and Chief Executive Officer designates, at the beginning of each fiscal year, the maximum amount (the "incentive amount") of the bonus that each participant may receive if the Company's EBITDA equals or exceeds the established target level. In addition, with respect to certain participants, their right to receive a portion of such incentive amount is dependent upon achieving the performance criteria established for such participants, as described above. Such incentive amounts are reviewed and approved by the Committee. In the event the Company does not achieve the threshold level of EBITDA for the fiscal year, the executive officers of the Company and the other participants in the Incentive Plan, with the exception of the Chairman of the Board, President and Chief Executive Officer, may be awarded a cash amount based on specific performance criteria, as recommended by the Chairman of the Board, President and Chief Executive Officer and approved by the Committee.

   In addition, the Company has a Deferred Compensation Program (the "Deferred Plan"), a non-qualified, unfunded plan under which executive officers and other key executives may receive annually a deferred compensation award. Under the Deferred Plan, which was approved by the Company's Board of Directors upon the Committee's recommendations, an aggregate amount available to be awarded annually under the Deferred Plan was established (the "deferred pool"). Each executive is entitled to receive an annual deferred compensation award in an amount equal to 30% of the amount of such executive's incentive cash bonus award, if any, under the Incentive Plan for such year. In the event that the aggregate amount of all deferred compensation awards as calculated in accordance with such formula exceeds the amount of the deferred pool, the amount of each executive's deferred compensation award will be reduced pro rata so that the total of all such awards do not exceed the amount of the deferred pool. Participants in the Deferred Plan will only be vested in the current year award upon the completion of five years of service after the date of the award, upon normal retirement, upon involuntary termination for reasons other than violations of Company policies, theft or misappropriation of the Company's assets or performance of any act which harms the Company, or upon permanent and total disability or death, whichever occurs first. In the event of retirement, involuntary termination for reasons other than as described above, or disability, any unpaid deferred awards will be vested and paid upon the completion of five years after the date of the award. Upon the death of a participant, the Company has the option to either immediately pay the award to the participant's estate or pay the award upon the completion of five years after the date of the award.

   Stock Options. The Committee believes that the significant equity interests in the Company held by the Company's executive officers have served to link the interests of the executives with those of the stockholders.

Under the Company's Stock Option Plan, options to purchase shares of Common Stock may be granted to the executive officers of the Company. The Committee believes that the grant of stock options will continue as an important component of the Company's executive compensation program.

   The Company grants stock options to the executive officers and other members of the Company's management team and its key employees which would vest upon the Company's Common Stock attaining a certain market price per share. During fiscal year 2000, each of Messrs. Heldrich, McCormack, Blalock and Harmon were granted an amount of stock options under the Company's Stock Option Plan as provided in the table set forth herein entitled "Option Grants in Last Fiscal Year." Such options were granted in April 2000 at an exercise price of $2.00 per share. Such options vest at the rate of 33 1/3% of such options when the price per share of the Company's Common Stock equals or exceeds $6.00, $8.00 and $10.00. All such options expire on April 4, 2010; provided that, to the extent any portion of such options is not vested on April 4, 2005, such non-vested portion expires on such date.

   Chief Executive Officer Compensation. The Company entered into an Executive Employment Agreement with Mr. Wiener, effective as of October 1, 2000, and Mr. Wiener's base salary will initially be set for fiscal year 2001 pursuant to such Executive Employment Agreement. Compensation for Mr. Wiener, the Company's Chairman of the Board, President and Chief Executive Officer, historically has been, and will continue to be established in accordance with the principles described above. The Committee reviews Mr. Wiener's performance and establishes his base salary considering the various factors described above for executive officers. The amount of Mr. Wiener's annual incentive cash bonus under the Incentive Plan is based upon whether the Company's overall performance meets or exceeds targets established in the Company's business plan which is approved by the Board of Directors at the beginning of each fiscal year. Mr. Wiener's base salary for fiscal year 2000 was increased by $25,002 (the pro rata portion of an annual increase of $100,000) as compared to fiscal year 1999, and remained the same for fiscal years 1999 and 1998. The amount of his annual incentive cash bonus has fluctuated depending upon the EBITDA levels achieved by the Company. In May 2000, the Board of Directors, based on a recommendation from the Committee, agreed to extend the expiration date of Mr. Wiener's options to purchase 66,700 shares of Common Stock at an exercise price of $1.75 per share to July 2, 2005 from an original expiration date of July 2, 2000.

   Report on Repricing of Options. In the past several years the price of the Company's Common Stock has declined due to both industry factors and factors more specifically related to the Company and, as a result, the Committee determined that the purpose of the Company's grant of stock options as an important component of the compensation package of key employees (including executive officers) of the Company is not being achieved since most options previously granted to such employees have exercise prices that far exceed the stock price of the Company's Common Stock. As a result of the foregoing, in September 2000, the Board of Directors, based on a recommendation from the Committee, approved offering all employees (including executive officers) holding outstanding options with an exercise price equal to or in excess of $10.00 per share, the opportunity to cancel all such options (the "Option Cancellation Program") in exchange for a new grant of options in an amount equal to the same number of options cancelled (the "New Options") with an exercise price of $4.1875 per share (the market value of the Company's Common Stock on the date of such grants). The New Options will vest and become exercisable when the Company's Common Stock equals or exceeds $12 per share for a 90 consecutive trading day period and will expire on September 6, 2010 (unless terminated earlier pursuant to the terms of the option agreements and the Stock Option Plan). As a result of the cancellation of options pursuant to the Option Cancellation Program (a significant number of which were granted pursuant to the Company's 1989 Stock Option Plan which plan is no longer in effect) and the grant of the New Options under the Stock Option Plan, there are an insufficient number of shares of Common Stock currently available under the Stock Option Plan for the grant of the New Options. Therefore the Option Cancellation Program and the New Options are both subject to the stockholder's approval of an increase in the number of shares available under the Stock Option Plan. See "Proposal 2- Approval of Amendments to the 1999 Stock Option Plan." In the event the amendment to increase the number of shares of Common Stock available thereunder is not approved by the stockholders, all options to be cancelled pursuant to the Option Cancellation Program will remain valid and outstanding and the New Options will be null and void and of no force and effect. A total of 27 employees (including executive officers) were eligible and elected to participate in the Option Cancellation Program and receive New Options to purchase an aggregate of 785,649 shares of Common Stock.

   The following table sets forth certain information, since April 30, 1992 (the date on which the Common Stock was registered under the Exchange Act), concerning the repricing of options, replacement grants of options or cancellation of options in connection with the grant of new options for the Named Executive Officers:

                                                  Option Repricings
                                  ---------------------------------------------------
                                                                                                 Length of
                                                 Number of                                        Original
                                                Securities  Market Price   Exercise                Option
                                                Underlying  of Stock at    Price at            Term Remaining
                                    Date of       Options     Time of      Time of      New      at Date of
   Name and Principal             Repricing or  Repriced or Repricing or Repricing or Exercise  Repricing or
        Position                   Amendment      Amended    Amendment    Amendment    Price     Amendment
   ------------------             ------------  ----------- ------------ ------------ -------- --------------
Arthur C. Wiener                    9/7/00        15,000     $4.1875      $ 11.50    $4.1875   3 yrs, 3 mos.
  Chairman of the Board,            9/7/00       200,000      4.1875        10.00     4.1875   1 yr., 5 mos.
  President and Chief Executive     9/7/00       250,000      4.1875       10.375     4.1875  5 yrs, 10 mos.
  Officer                          7/10/96(1)     15,000      10.375        15.00     10.375   8 yrs, 3 mos.


John J. Heldrich                    9/7/00        30,000      4.1875       15.688     4.1875       (2)
  Executive Vice
  President, and
  Chief Executive
  Officer and
  President -- Swift
  Denim Group

Robert McCormack                    9/7/00         7,000      4.1875        11.50     4.1875   3 yrs, 3 mos.
  Executive Vice                    9/7/00        55,000      4.1875       10.375     4.1875  5 yrs, 10 mos.
  President and                    7/10/96(1)      8,500      10.375        15.00     10.375   8 yrs, 3 mos.
  President -- Woven
  Division, Apparel Marketing
  Group

Charles A. Blalock                  9/7/00         7,000      4.1875        11.50     4.1875   3 yrs, 3 mos.
  Executive Vice                    9/7/00        46,100      4.1875       10.375     4.1875  5 yrs, 10 mos.
  President of                     7/10/96(1)      7,000      10.375        15.00     10.375   8 yrs, 3 mos.
  Manufacturing

Michael R. Harmon                   9/7/00         7,000      4.1875        11.50     4.1875   3 yrs, 3 mos.
  Executive Vice                    9/7/00        63,500      4.1875       10.375     4.1875  5 yrs, 10 mos.
  President, Chief                 7/10/96(1)      7,000      10.375        15.00     10.375   8 yrs, 3 mos.
  Financial Officer,
  Treasurer and
  Secretary

--------
(1) During fiscal year 1996, the Named Executive Officers were granted new options to purchase the following amount of shares of the Company's Common Stock with an exercise price of $10.375 per share: Mr. Wiener-250,000 shares; Mr. McCormack- 75,000 shares; Mr. Blalock- 75,000 shares; and Mr. Harmon- 75,000 shares. Such options were to vest at the rate of 20% of such options when the market price per share of the Common Stock equaled or exceeded $15.00, $17.00, $20.00, $22.50 and $25.00.
     Simultaneously with the grant of these options, the original options that were granted in November 1994 were cancelled and terminated.
(2) Indicates that, as of September 30, 2000, the remaining option term on the currently exercisable options to purchase 18,000 shares of Common Stock was 7 yrs, 5 mos. and the remaining option term on the unvested options to purchase 12,000 shares of Common Stock was 2 yrs, 5 mos.

                                          The Compensation Committee of
                                          the Board of Directors

                                          Paul G. Gillease
                                          William deR. Holt

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors (the "Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2000 with management.

   The Audit Committee also reviewed with Ernst & Young LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No.
61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No.1.

   The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2000.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2001.

                                          The Audit Committee of
                                          the Board of Directors

                                          Paul G. Gillease
                                          Howard S. Jacobs
                                          William M. R. Mapel

                            PERFORMANCE COMPARISON

   The following graph compares, from September 30, 1995 (the last trading day before the commencement of the Company's fifth fiscal year preceding fiscal year 2000), the cumulative total stockholder return on the Common Stock with the cumulative total returns of the S&P 500 Index and a peer group. The graph assumes that the value of the investment in the Common Stock and each index was $100 on September 30, 1995 and that all dividends were reinvested.

   The peer group is comprised of the following domestic textile manufacturers: Burlington Industries, Inc.; Cone Mills Corporation, Inc.; Delta Woodside Industries, Inc.; Dyersburg Corporation; Forstmann & Company, Inc. (which is included in the peer group until August 2000, the date the securities of Forstmann & Company, Inc. stopped trading); Guilford Mills, Inc.; Springs Industries, Inc.; and Texfi Industries, Inc. The return of each Company in the peer group has been weighted according to its respective stock market capitalization. Data for the graph were provided by Standard & Poor's Compustat Services, Inc.

        [Performance Graph appears here with the following plot points]

                  Base Period
                  Sept. 1995   Sept. 1996  Sept. 1997  Sept. 1998  Sept. 1999  Sept. 2000
Galey & Lord       $100.00       $93.64      $137.27      $86.82     $19.09      $29.09
S & P 500          $100.00      $120.33      $169.00     $184.29    $235.53     $266.82
Peer Group         $100.00       $90.15      $125.82      $79.13     $55.80      $36.98

                             RELATED TRANSACTIONS

   The law firm of Rosenman & Colin LLP, New York, New York, of which Howard
S. Jacobs, a director of the Company, is a member, has acted as counsel to the Company since March 1994. Legal fees for services rendered by Rosenman & Colin LLP to the Company during the fiscal year ended September 30, 2000 did not exceed 5% of the revenues of such firm for its most recent fiscal year.

      PROPOSAL 2 -- APPROVAL OF AMENDMENTS TO THE 1999 STOCK OPTION PLAN

Amendments

   The Board of Directors adopted, subject to the approval of the stockholders, the following amendments to the Company's Stock Option Plan:

  (a) An increase in the number of shares of Common Stock available under the Stock Option Plan by an aggregate of 800,000 shares; and

  (b) An increase in the limitation on the number of options that may be granted to an executive officer of the Company, during any three year period, to options to purchase 600,000 shares of Common Stock from 400,000 shares of Common Stock in order to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code").

   The Stock Option Plan provides for the grant of stock options and currently covers up to an aggregate of 500,000 shares of Common Stock. As of December 22, 2000, options to purchase 94,500 shares of Common Stock were outstanding under the Stock Option Plan. Under the Stock Option Plan as currently in effect, there are 405,500 shares of Common Stock available for future grants of stock options. As a result of the Option Cancellation Program, employees have elected to cancel options to purchase an aggregate of 785,649 shares of Common Stock (which were originally granted pursuant to the Company' 1989 Stock Option Plan which plan is no longer in effect) with an exercise price equal to or in excess of $10.00 per share in exchange for a new grant under the Stock Option Plan of options to purchase an aggregate of 785,649 shares of Common Stock with an exercise price of $4.1875 per share (the market value of the Company's Common Stock on the date of such grants). See "Compensation Committee Report -- Report of Repricing of Options." Because there are an insufficient number of shares of Common Stock available for grants under the Stock Option Plan to effect the Option Cancellation Program and the grant of the New Options for employees who are eligible and elected to participate in such program, such program and grant were made subject to stockholder approval of the amendment to the Stock Option Plan increasing the number of shares of Common Stock available thereunder. As of December 22, 2000, 6 people participated in the Stock Option Plan. See "Compensation Committee Report-- Report of Repricing of Options."

   The principal purpose of the proposed amendments to the Stock Option Plan is to enable the Company to continue to attract and retain the services of directors, officers, key employees and consultants for the benefit of the Company, thereby providing increased incentive for such directors, officers, key employees and consultants to render services to the Company in the future and to exert maximum effort for the success of the Company. Under the Stock Option Plan as currently in effect, there are an insufficient number of shares of Common Stock available for the grant of the New Options in connection with the Option Cancellation Program as well as for future grants of stock options. In addition, as a result of the grant of the New Options in connection with the Option Cancellation Program, the grant of New Options to Arthur C. Wiener, the Company's Chairman of the Board, President and Chief Executive Officer, would exceed the current limitation on the number of options that may be granted to an executive officer of the Company during any three year period. A limitation on the number of options that can be granted to an executive officer under a stock option plan is required by Section 162(m) of the Code in order for the Company to preserve the deductibility of payments under the Stock Option Plan in the event an executive officer's total compensation at some time in the future exceeds $1,000,000 per annum.

   The stockholders are required to vote on and approve each of the proposed amendments to the Stock Option Plan separately. The adoption of the proposed amendment set forth in (b) above is subject to and contingent upon the approval and adoption of the proposed amendment to increase the number of shares of Common Stock available under the Stock Option Plan set forth in (a) above. In the event that the proposed amendment to the Stock Option Plan set forth in (a) above is not approved by the stockholders, the proposed amendment to the Stock Option Plan set forth in (b) above will not be adopted by the Company.

   The Board of Directors believes that it is in the best interest of the Company and its stockholders to approve each of the proposed amendments to the Stock Option Plan. Assuming a quorum is present, a vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to approve each of the proposed amendments to the Stock Option Plan. Abstentions and broker non-votes are not counted as votes cast.

   The following summary of certain features of the Stock Option Plan is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is available to any stockholder upon request.

Description of the Stock Option Plan

   In December 1998, the Board of Directors adopted the Stock Option Plan, which was approved by the Company's stockholders in February 1999. The Stock Option Plan provides for the grant of stock options, currently covering up to an aggregate of 500,000 shares of Common Stock. The Stock Option Plan is administered by members of the Company's Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, and "outside directors" within the contemplation of Section 162(m)(4)(C)(i) of the Code. Under the Stock Option Plan, options to purchase shares of Common Stock may be granted to officers, directors, consultants and certain employees of the Company and its subsidiaries at the discretion of such members of the Board of Directors. In addition, subject to certain limitations, such members of the Board of Directors will determine the number of options to be granted to such persons, the exercise price applicable to each such option, the times when such options shall become exercisable and the duration of the exercise periods. Such members of the Board of Directors will also have the authority to generally interpret the Stock Option Plan. Under the Stock Option Plan, such members of the Board of Directors may delegate authority to the Chief Executive Officer of the Company to act on its behalf and administer the Stock Option Plan with respect to certain employees of the Company who are not officers of the Company, provided that (i) the Chief Executive Officer may not grant options to purchase more than an aggregate of 100,000 shares of Common Stock in any one calendar year and (ii) unless otherwise determined by such members of the Board of Directors, no single employee may be granted options to purchase more than 5,000 shares of Common Stock in any one calendar year. The Stock Option Plan provides for the grant of (i) options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Code to certain employees (including officers and directors who are employees) and (ii) options not intended to so qualify ("Non-Qualified Stock Options") to the Company's employees, officers, directors and consultants.

   The Stock Option Plan provides that each non-employee director of the Company make, on or prior to December 1 for the subsequent year, an irrevocable election in writing to receive annually and at the time such person first becomes a director either (i) options (subject to availability) to purchase up to 2,000 shares of Common Stock, or (ii) an amount of shares of Common Stock issued pursuant to the Company's Restricted Stock Plan (subject to availability) having a fair market value (as defined in the Stock Option
Plan) on the date of issuance equal to $18,000. Such options would become exercisable one year after the date of the grant at an exercise price per share equal to the fair market value of a share of Common Stock on the date of the grant and remain outstanding, unless exercised, for ten years from the date of the grant. Generally, the fair market value of a share of Common Stock will be the last reported sale price for the Common Stock on the New York Stock Exchange.

   In addition, the Stock Option Plan provides that each non-employee director of the Company make, on or prior to December 1 for the subsequent calendar year or at the time such person becomes a director, an irrevocable election in writing to receive all of his or her annual director's fee for such calendar year (i) in cash in the amount of $20,000, or (ii) in the form of a grant under the Stock Option Plan (subject to availability) of stock options to purchase 2,500 shares of Common Stock, or (iii) in the form of a combination of $10,000 in cash plus the issuance of an amount of shares of Common Stock under the Restricted Stock Plan (subject to availability) having a fair market value on the date of issuance equal to $15,000; provided, however, that in the event that any person makes such election at the time he or she becomes a director, such non-employee director shall receive a pro rata portion of his or her annual director's fee (whether in cash, stock options granted under the Stock Option Plan or a combination of cash and shares of Common Stock issued under the Restricted Stock Plan) based upon the remaining portion of the calendar year in which such person becomes a director. All such options would become exercisable one year after the date of the grant at an exercise price per share equal to the fair market value of a share of Common Stock on the date of the grant and, to the extent not exercised, remain outstanding for ten years.

   Options granted under the Stock Option Plan are nontransferable other than by will or the laws of descent and distribution, and may be exercised during the optionholder's lifetime only by such optionholder while an employee, a consultant or a director, subject to certain rights of exercise after termination or discharge. Each option granted will have a term specified in the option agreement, but all options will expire no later than ten years from the date of grant (five years in the case of Incentive Stock Options granted to an employee who is a greater than 10% beneficial owner of the Company's shares).

   Options are exercisable (other than options automatically granted to non-employee directors) at such time or times or in such installments on a cumulative basis and upon such conditions as the non-employee members and outside members of the Company's Board of Directors determine at the time of the grant. Under the Stock Option Plan as currently in effect, the number of options that may be granted to an executive officer during any three-year period may not exceed options to purchase an aggregate of 400,000 shares of Common Stock.

   In the case of Incentive Stock Options, the exercise price must be at least equal to the fair market value of the Common Stock on the date the option is granted (110% of fair market value in the case of any employee who is a greater than 10% beneficial owner of the Company's shares). The exercise price of a Non-Qualified Stock Option may not be less than the fair market value of the Common Stock on the date the option is granted. Upon exercise of any option, the purchase price must be paid in full in cash. The aggregate fair market value (determined at the time the options are granted) of the shares covered by Incentive Stock Options granted to any employee under the Stock Option Plan (and any other Incentive Stock Option plans of the Company) which may become exercisable for the first time in any one calendar year may not exceed $100,000.

   The Stock Option Plan expires in February 2009, unless terminated earlier by the Board of Directors; provided, however, that any such termination will not affect any options then outstanding under the Stock Option Plan. The Stock Option Plan may be amended or suspended from time to time by the Board of Directors of the Company, except that (i) the Board of Directors may not, without the approval of the stockholders, increase the total number of shares covered by the Stock Option Plan, and (ii) no such amendment or termination may be made which will affect any options already granted without the approval of all optionholders whose options would be affected by such amendment or termination.

   The Stock Option Plan provides for adjustment to the shares available for issuance thereunder upon the occurrence of certain events, including stock dividends, stock splits, reorganizations, recaptializations or similar changes or transactions of or by the Company.

   Under the Stock Option Plan, in the event of (i) a merger or consolidation of the Corporation with or into another entity and if the merger or consolidation agreement does not provide for the substitution of new options for each option granted under the Stock Option Plan or for the assumption of such options, or (ii) the dissolution, liquidation or sale of substantially all the assets of the Company, all outstanding options under the Stock Option Plan will become exercisable and to the extent not exercised immediately prior to the completion of such transaction, all such options will terminate. In addition, in the event of a sale of substantially all of the Company's assets or Common Stock or a merger, consolidation or any other corporate transaction in which the Company would not be the surviving entity or surviving parent entity, the Company shall have a right to terminate all outstanding options granted under the Stock Option Plan upon 30 days prior notice; provided that, until the date of cancellation, all such options will become immediately exercisable and may be exercised by the optionholders at any time prior to the date of cancellation of such options.

   Approximately 30 employees (including the five Named Executive Officers in the Summary Compensation Table) and five non-employee directors are currently eligible to receive options under the Stock Option Plan. During the 2000 fiscal year (i) options to purchase an aggregate of 70,000 shares of Common Stock were granted, under the Stock Option Plan (excluding the New Options granted in connection with the Option Cancellation Program) to the Company's Named Executive Officers in the amounts as set forth in the table herein entitled "Option Grants in Last Fiscal Year," (ii) options to purchase an aggregate of 680,600 shares of Common Stock were granted to the five Named Executive Officers in connection with their participation in the Option Cancellation Program and the New Options granted with respect to such program (see "Compensation Committee Report on Executive Compensation- Report on Repricing of Options"), (iii) Mr. Bradley was granted options under the Stock Option Plan to purchase 2,000 shares of Common Stock at an exercise price of $2.125 per share, (iv) Mr. Bradley was granted options under the Stock Option Plan to purchase 2,500 shares of Common Stock at an exercise price of $1.9375 per share, (v) options to purchase an aggregate of 20,000 shares of Common Stock at an average exercise price of $2.00 per share were granted, under the Stock Option Plan (excluding the New Options granted in connection with the Option Cancellation Program) to all employees as a group (other than the Named Executive Officers), and (vi) options to purchase an aggregate of 105,049 shares of Common Stock were granted to 23 employees (other than the Named Executive Officers) in connection with their participation in the Option Cancellation Program and the New Options granted with respect to such program (see "Compensation Committee Report on Executive Compensation- Report on Repricing of Options"). On December 22, 2000, the closing price of a share of Common Stock on the New York Stock Exchange was $2.50.

United States Federal Income Tax Consequences

   The following discussion of the United States federal income tax consequences of the granting and exercise of options under the Stock Option Plan, and the sale of shares of Common Stock acquired as a result thereof, is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. The following discussion applies only to an optionholder who is a United States person (hereinunder referred to as a "United States Optionholder"). For purposes of this discussion, a "United States person" means a citizen or resident alien of the United States. Non-United States persons who are participants in the Stock Option Plan are advised to consult their own tax advisors regarding the tax consequences (including in their country of residence) of the granting and exercise of options under the Stock Option Plan, and the sale of shares of the Common Stock acquired as a result of such exercise. In addition to being subject to the United States federal income tax consequences described below, a Untied States Optionholder may also be subject to state, local and/or foreign income tax consequences in the jurisdiction in which he works and/or resides.

   There are no federal income tax consequences to a United States Optionholder by reason of the grant of Incentive Stock Options or Non-Qualified Stock Options under the Stock Option Plan. The exercise of Incentive Stock Options is not a taxable event for regular federal income tax purposes. However, such exercise may give rise to an alternate minimum tax liability. Except in the case of a disqualifying disposition (see below), the subsequent sale of shares of Common Stock following the exercise of an Incentive Stock Option will generally result in capital gain or loss.

   Upon the exercise of a Non-Qualified Stock Option, a United States Optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income in connection with the exercise, by a United States Optionholder who is an employee, of a Non-Qualified Stock Option will be subject to both wage and employment tax withholding.

   A United States Optionholder's tax basis in the shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option will be the amount paid upon exercise plus the amount of ordinary income recognized by the United States Optionholder as a result of the exercise of the Non-Qualified Stock Option. Any gain or loss on a subsequent sale of the Common Stock will generally be either capital gain or loss.

   A disqualifying disposition occurs if the United States Optionholder disposes of shares of Common Stock acquired upon exercise of an Incentive Stock Option (other than in certain tax-free transactions) within two years from the date on which the option is granted or within one year after the transfer of the shares to the Untied States Optionholder upon his or her exercise. At the time of disposition, the United States Optionholder will generally recognize ordinary income equal to the excess of such shares' fair market value either on the date of exercise or the date of disposition, whichever is lower, over the United States Optionholder's adjusted basis in such shares, with additional gain, if any, taxed as capital gain.

   There are no federal income tax consequences to the Company by reason of the grant of Incentive Stock Options or Non-Qualified Stock Options or the exercise of Incentive Stock Options.

   Subject to the usual rules as to reasonableness of compensation, and provided that the Company complies with the applicable reporting requirements, at the time the United States Optionholder recognizes ordinary income from the exercise of a Non-Qualified Stock Option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized. To the extent the United States Optionholder recognizes ordinary income by reason of a disqualifying disposition of the Common Stock acquired upon exercise of Incentive Stock Options, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

   The Company will be required to report to the Internal Revenue Service any ordinary income recognized by a United States Optionholder by reason of the exercise of a Non-Qualified Stock Option or a disqualifying disposition of Common Stock acquired upon exercise of an Incentive Stock Option, if, in the case of a disqualifying disposition, such information is available to the Company. The Company, in the case of Non-Qualified Stock Options granted to employees who are United States Optionholders, will be required to withhold income and employment taxes (and pay the employer's shares of employment taxes) with respect to such ordinary income. On the ordinary income realized on a disqualifying disposition of Common Stock acquired upon exercise of an Incentive Stock Option, withholding of income and payroll taxes by the Company will not be required.

   The foregoing does not discuss all tax consequences that may be applicable to a United States Optionholder under the Stock Option Plan or to the Company (including, for example, the effects under state, local and/or foreign income tax laws). Accordingly, United States Optionholders are urged to consult their own tax advisors concerning the tax consequences to them for their participation in the Stock Option Plan.

     PROPOSAL 3 -- APPROVAL OF AMENDMENT TO THE 1996 RESTRICTED STOCK PLAN

Amendment

   In November 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1996 Restricted Stock Plan for non-employee directors (the "Restricted Stock Plan") to increase the maximum number of shares of Common Stock available for issuance under the Restricted Stock Plan by 50,000 shares.

   The Restricted Stock Plan provides for the issuance of Common Stock to non-employee directors and currently covers up to an aggregate of 150,000 shares of Common Stock. Under the Restricted Stock Plan, as currently in effect, there are only 40,561 shares of Common Stock available for future issuance to non-employee directors and, as of December 22, 2000, the Company estimates that its non-employee directors (excluding Mr. Valdez, a director nominee) have elected to receive an aggregate of 40,800 shares of Common Stock (based on the closing price of the Common Stock on December 22, 2000) under the Restricted Stock Plan for fiscal year 2001. See "Description of the Restricted Stock Plan" below. As of December 22, 2000, five persons participated in the Restricted Stock Plan.

   The principal purposes of the proposed amendment to the Restricted Stock Plan is to have a sufficient number of shares of Common Stock available under the Restricted Stock Plan for future issuance to the Company's non-employee directors in order to induce such persons to serve or continue to serve as directors of the Company, to encourage ownership of shares in the Company by non-employee directors and to provide additional incentives for non-employee directors to promote the success of the Company's business by aligning their interests with those of the stockholders. The Board of Directors of the Company believes that the granting of restricted stock under the Restricted Stock Plan will promote continuity of management and increase incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing the Company's continued growth and financial success.

   The stockholders are required to vote on and approve the amendment to the Restricted Stock Plan. The Board of Directors believes that it is in the best interest of the Company and its stockholders to approve the amendment to the Restricted Stock Plan. Assuming a quorum is present, a vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to approve the amendment to the Restricted Stock Plan. Abstentions and broker non-votes are not counted as votes cast.

   The following summary of certain features of the Restricted Stock Plan is qualified in its entirety by reference to the full text of the Restricted Stock Plan, a copy of which is available to any stockholder upon request.

Description of the Restricted Stock Plan

   In November 1996, the Board of Directors adopted the Restricted Stock Plan, which was approved by the Company's stockholders in February 1997. The Restricted Stock Plan currently provides for the issuance of 150,000 shares of Common Stock. The number of shares so reserved for issuance under the Restricted Stock Plan may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issuance under the Restricted Stock Plan. In addition, if any shares of Common Stock issued under the Restricted Stock Plan are reacquired by the Company, such shares shall again be available for issuance under the Restricted Stock Plan.

   The Restricted Stock Plan is administered by a committee (the "Committee") of the Board of Directors of the Company consisting of two or more members of the Board of Directors. The Chief Executive Officer of the Company is also a member of the Committee. The Committee is appointed annually by the Board of Directors, which may at any time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. In the event that no Committee is appointed, the Board of Directors shall act as the Committee. The Committee has the authority to interpret the Restricted Stock Plan and to prescribe, amend and rescind rules and regulations relating to the Restricted Stock Plan.

   The Restricted Stock Plan provides that each non-employee director of the Company make, on or prior to December 1 for the subsequent year, an irrevocable election in writing to receive annually and at the time such person first becomes a director either (i) options (subject to availability) to purchase up to 2,000 shares of Common Stock granted under the Stock Option Plan, or (ii) an amount of shares of Common Stock issued pursuant to the Restricted Stock Plan (subject to availability) having a fair market value (as defined in the Restricted Stock Plan) on the date of issuance equal to $18,000. Generally, the fair market value of a share of Common Stock will be the last reported sale price for the Common Stock on the New York Stock Exchange.

   In addition, the Restricted Stock Plan provides that each non-employee director of the Company make, on or prior to December 1 for the subsequent calendar year or at the time such person becomes a director, an irrevocable election in writing to receive all of his or her annual director's fee for such calendar year (i) in cash in the amount of $20,000, or (ii) in the form of a grant under the Stock Option Plan (subject to availability) of stock options to purchase 2,500 shares of Common Stock, or (iii) in the form of a combination of $10,000 in cash plus the issuance of an amount of shares of Common Stock under the Restricted Stock Plan (subject to availability) having a fair market value on the date of issuance equal to $15,000; provided, however, that in the event that any person makes such election at the time he or she becomes a director, such non-employee director shall receive a pro rata portion of his or her annual director's fee (whether in cash, stock options granted under the Stock Option Plan or a combination of cash and shares of Common Stock issued under the Restricted Stock Plan) based upon the remaining portion of the calendar year in which such person becomes a director.

   Each non-employee director of the Company who is allocated shares of Common Stock under the Restricted Stock Plan (the "Restricted Shares"), shall purchase such Restricted Shares from the Company for a purchase price of $0.01 per share. Upon issuance of the certificate or certificates for Restricted Shares to a participant, such participant shall thereupon be a stockholder of the Company and shall have the rights of a stockholder with respect to such Restricted Shares, including the right to vote and to receive all dividends and other distributions paid with respect to such Restricted Shares.

   A non-employee director who has been issued Restricted Shares will realize taxable income at the time of such issuance in an amount equal to the fair market value of the shares at that time, less the amount paid for such shares. The Company generally will be entitled to a deduction for Federal income tax purposes in an amount equal to the amount included in income by the participant.

   Each participant receiving Restricted Shares shall enter into a restricted stock agreement pursuant to which, among other things, such participant shall
(i) agree that such Restricted Shares shall be subject to, and shall be held by, such participant in accordance with the Restricted Stock Plan (for at least three years, as discussed below), (ii) represent and warrant to the Company that such participant is acquiring such Restricted Shares for investment purposes for his or her own account (unless there is then current a prospectus relating to the Restricted Shares under Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act") and, in any event, that such participant will not sell or otherwise dispose of such Restricted Shares except in compliance with the Securities Act, and (iii) agree that the Company will place on the certificates representing Restricted Shares such legend or legends as the Company may deem appropriate and that the Company may place a stop transfer order with respect to such Restricted Shares with the Company's transfer agent for the Common Stock.

   Restricted Shares allocated to a non-employee director of the Company under the Restricted Stock Plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a period of three years from the date of the restricted stock agreement entered into with respect thereto. In addition, if the participant to whom Restricted Shares have been allocated leaves the service of the Company by reason of such participant's discharge for cause (as defined in the Restricted Stock Plan) prior to the end of such three-year period, such participant shall be obligated to redeliver such Restricted Shares to the Company immediately and the Company shall pay to such participant, in redemption of such Restricted Shares, an amount equal to the price paid by the participant for such Restricted Shares. If such participant leaves the service of the Company for any reason other than such participant's discharge for cause prior to the termination of such three-year period, such participant (or, in the event of such participant's death, the executors or administrators of his or her estate) shall retain the Restricted Shares and all of his or her rights with respect thereto. The Committee may, in its discretion, cause any of the foregoing restrictions with respect to Restricted Shares to terminate, in whole or in part, prior to the time when they would otherwise terminate.

   The Restricted Stock Plan provides for adjustment to the Restricted Shares then subject to any restricted stock agreement and the number of shares of Common Stock reserved for issuance, but not yet issued, under the Restricted Stock Plan upon the occurrence of certain events, including stock dividends, stock splits, reorganizations, recapitalizations, combinations, sale of assets, merger or consolidation or similar changes or transactions of or by the Company. No such adjustment shall require the Company to deliver a fractional share under the Restricted Stock Plan.

   The Restricted Stock Plan expires on November 11, 2006, unless terminated earlier by the Board of Directors; provided, however, that any such termination shall not, without the consent of the participants to whom any Restricted Shares shall have been allocated, adversely affect the rights or obligations of such participants with respect to such Restricted Shares. The Restricted Stock Plan may be amended from time to time by the Board of Directors, except that no amendment of the Restricted Stock Plan may, without the consent of the participants to whom any Restricted Shares shall have been allocated, adversely affect the rights or obligations of such participants with respect to such Restricted Shares.

   On December 22, 2000, the closing price of a share of Common Stock on the New York Stock Exchange was $2.50.

        PROPOSAL 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors, upon the recommendation of its Audit Committee, has selected Ernst & Young LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for the 2001 fiscal year and is submitting this matter to the stockholders for their ratification. Ernst & Young LLP served as the Company's independent auditors in fiscal year 2000 and in prior years. Assuming a quorum is present, a vote of a majority of the votes cast at the Meeting, in person or by proxy, is required for the ratification of the selection of Ernst & Young LLP. Abstentions and broker non-votes are not counted as votes cast. If stockholders do not ratify the selection of Ernst & Young LLP, the Board of Directors will consider other independent auditors. Representatives of the firm of Ernst & Young LLP will be present at the Meeting to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

                                 ANNUAL REPORT

   All stockholders of record as of December 22, 2000 are concurrently being sent a copy of the Company's Annual Report for the fiscal year ended September 30, 2000 which contains audited financial statements of the Company for the fiscal years ended October 3, 1998, October 2, 1999 and September 30, 2000.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals must be received by the Company at its principal executive office no later than September 7, 2001 in order to be considered for inclusion in proxy materials distributed in connection with the next annual meeting of stockholders.

   The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive office not later than November 21, 2001 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.

                                 MISCELLANEOUS

   As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

   All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

   THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL OWNER OF COMMON STOCK ON THE RECORD DATE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO MICHAEL R. HARMON, SECRETARY, GALEY & LORD, INC., P.O. BOX 35528, GREENSBORO, NORTH CAROLINA 27425.

   It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                          By Order of the Board of Directors
                                          /s/ Michael R. Harmon
                                          Michael R. Harmon
                                          Secretary


January 5, 2001

                                                                     Appendix A
                              GALEY & LORD, INC.
                            AUDIT COMMITTEE CHARTER

Organization

   This charter governs the operations of the audit committee of the Board of Directors of Galey & Lord, Inc. (the "Company"). The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors of the initial charter and any substantive changes to it thereafter. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

   The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

   The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

 . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the authority and responsibility to evaluate and, where appropriate, replace the independent auditors after discussing same with the Board of Directors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

 . The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and the auditor's fee. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company' system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

 . The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of the review.

 . The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                     (This Space Left Blank Intentionally)
--------------------------------------------------------------------------------

P R O X Y                      GALEY & LORD, INC.

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 13, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Arthur C. Wiener and Michael R. Harmon, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of Galey & Lord, Inc. (the "Company") held of record by the undersigned on December 22, 2000, at the Annual Meeting of Stockholders to be held at Club 101, 101 Park Avenue, New York, New York 10178, on February 13, 2001, at 10:30 A.M., local time, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:
1. The election of seven directors nominated by the Board of Directors:
 [_] FOR all nominees listed below (except as indicated below)
 [_] WITHHOLD AUTHORITY to vote for the nominees listed below
 Arthur C. Wiener, Michael T. Bradley, Paul G. Gillease, Howard S. Jacobs, William M.R. Mapel, Stephen C. Sherrill and Jose de Jesus Valdez
 (Instruction: To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' names in the space provided below.)

 ------------------------------------------------------------------------------
2. The approval of the following proposed amendments to the Company's 1999 Stock Option Plan (the "Stock Option Plan"):
 (a) To increase the number of shares of Common Stock available under the
     Stock Option Plan by an aggregate of 800,000 shares.
              [_] FOR           [_] AGAINST            [_] ABSTAIN
 (b) To increase the limitation on the number of options that may be granted to an executive officer of the Company, during any three year period, to options to purchase 600,000 shares of Common Stock from 400,000 shares of Common Stock.
              [_] FOR           [_] AGAINST            [_] ABSTAIN
3. The approval of the proposed amendment to the Company's 1996 Restricted Stock Plan (the "Restricted Stock Plan") to increase the number of shares of Common Stock available under the Restricted Stock Plan by an aggregate of 50,000 shares.
              [_] FOR           [_] AGAINST            [_] ABSTAIN
4. The ratification of the selection of Ernst & Young LLP as independent auditors of the Company for the 2001 fiscal year.
              [_] FOR           [_] AGAINST            [_] ABSTAIN

                     (This Space Left Blank Intentionally)
--------------------------------------------------------------------------------

5.Upon such other business as may properly come before the Meeting or any adjournment thereof.

This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted (i) FOR the election of the seven named individuals as directors, (ii) FOR the approval of each of the two proposed amendments to the Company's Stock Option Plan, (iii) FOR the approval of the proposed amendment to the Company's Restricted Stock Plan, (iv) FOR the ratifi-cation of the selection of Ernst & Young LLP as independent auditors of the Company for the 2001 fiscal year, and (v) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be prop-erly brought before the Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on February 13, 2001 and the Proxy Statement, dated January 5, 2001, prior to the signing of this proxy.

                                                Dated:                 , 2001

                                                __________________________(L.S)

                                                __________________________(L.S)

                                                __________________________(L.S)

                                                Please sign your name exactly
                                                as it appears hereon. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your
                                                full title as it appears
                                                hereon. When signing as joint
                                                tenants, all parties in the
                                                joint tenancy must sign. When
                                                a proxy is given by a
                                                corporation, it should be
                                                signed by an authorized
                                                officer and the corporate seal
                                                affixed. No postage is
                                                required if returned in the
                                                enclosed envelope and mailed
                                                in the United States.

  PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

                                                                      Appendix 2
                            1999 STOCK OPTION PLAN OF
                               GALEY & LORD, INC.

1.       Definitions.
         -----------

         "Board of Directors" shall mean, solely for the purposes of the Plan, those members of the Board of Directors of the Corporation who are intended to be "non-employee directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and "outside directors" within the contemplation of
Section 162(m)(4)(C)(i) of the Code.

         "Cancellation Notice" shall mean the notice given by the Corporation to an Optionee pursuant to Section 11(c) hereof notifying him of the cancellation of his Option.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean shares of common stock of the Corporation, par value $.0l per share.

         "Corporation" shall mean Galey & Lord, Inc., a Delaware corporation.

         "Director Participant" shall have the meaning set forth in Section
6(a).

         "Exchange Act" shall mean the Securities Exchange Act of 1934.

         "Exercise Price per Share" with respect to an Option shall mean the price, as set forth in the Optionee's Option Agreement and as determined by the Board of Directors, at which the Optionee may exercise such Option; provided, however, that the Exercise Price per Share shall not be less than 100% of the Fair Market Value Per Share at the time such Option is granted (110% of Fair Market Value per Share in the case of an Incentive Stock Option described in
Section 15(b) hereof).

         "Fair Market Value per Share" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock (regular way) or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices (regular way) for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or the Nasdaq National Market, or if the Common Stock is not listed or admitted to trading on any national securities exchange or the Nasdaq National Market, but is traded on the Nasdaq Smallcap Market, the OTC Electronic Bulletin Board or otherwise in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the Nasdaq Smallcap Market, the OTC Electronic Bulletin Board or any comparable system or, if the Common Stock is not listed on the Nasdaq Smallcap Market, the OTC Electronic Bulletin Board or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange, or the Nasdaq National Market or the Nasdaq Smallcap Market but is traded on the OTC Electronic Bulletin Board or otherwise in the over-the-counter market, a business day during which the OTC Electronic Bulletin Board or over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

         "Incentive Stock Option" shall mean an Option which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code or any applicable successor provision of the Code.

         "Option" shall mean a stock option granted to an Optionee pursuant to the Plan. An Option may be either an Incentive Stock Option or one which does not qualify as an Incentive Stock Option.

         "Option Agreement" shall mean the agreement or certificate between the Corporation and an Optionee evidencing the award of an Option pursuant to the Plan and setting forth the terms and conditions of the Option.

         "Optionee" shall mean a person to whom an Option is granted pursuant to the Plan. Unless otherwise provided herein, the term "Optionee" shall include Director Participants as defined in Section 6(a) of the Plan.

         "Plan" shall mean this 1999 Stock Option Plan of the Corporation, effective as of February 9, 1999.

         "Shares" shall mean the shares of Common Stock which may be issued pursuant to the Plan.

         "Subsidiary" shall mean a subsidiary of the Corporation within in the meaning of Section 424(f) of the Code.

         2. Purpose of the Plan. The purpose of the Plan is to secure for the Corporation and its stockholders the benefits arising from capital stock ownership by officers, directors, consultants and certain other employees of the Corporation and its Subsidiaries who are expected to contribute to the Corporation's future growth and success, to attract new individuals to enter into service or employment with the Corporation and its Subsidiaries and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Corporation. The Board of Directors believes that the granting of Options under the Plan will promote continuity of management and increase incentive and personal interest in the welfare of the Corporation by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Corporation and its Subsidiaries and securing the Corporation's continued growth and financial success.


         3. Administration. (a) The Plan shall be administered by the Board of Directors. Subject to the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to determine the individuals to whom, the time or times at which Options shall be granted, the number of shares to be subject to each Option and the type and terms and conditions of each Option. In making such determinations, the Board of Directors may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Corporation's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Board of Directors shall also have the authority, in its sole discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Board of Directors, in its sole discretion, and any interpretations by the Board of Directors of the terms of any Option shall be final, binding and conclusive.

         (b) The Board of Directors may delegate authority to the Chief Executive Officer of the Corporation to administer the Plan with respect to employees of the Corporation or a Subsidiary (i) who are not officers of the Corporation subject to the provisions of Section 16 of the Exchange Act and (ii) whose compensation is not subject to the provisions of Section 162(m) of the Code, subject to such conditions, restrictions and limitations as may be imposed by the Board of Directors, including but not limited to: (A) Options in the aggregate to purchase not more than 100,000 shares of the Common Stock may be granted in any one calendar year by the Chief Executive Officer to all such employees of the Corporation and its Subsidiaries and (B) the Board of Directors shall establish a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single employee by the Chief Executive Officer. Unless and until the Board of Directors shall take further action, the maximum number of Shares that may be subject to Options granted under the Plan in any one calendar year by the Chief Executive Officer to any single employee shall be 5,000. Any actions duly taken by the Chief Executive Officer with respect to the grant of Options to employees shall be deemed to have been taken by the Board of Directors for purposes of the Plan.

         4. Number of Shares. The aggregate number of Shares in respect to which Options may be granted under the Plan is 500,000 Shares, subject to adjustment in accordance with Section 11 hereof. Shares covered by the unexercised portions of any terminated or cancelled Options shall be available to become subject to Options granted thereafter. Upon any exercise of an Option, the number of Shares with respect to which the Option may thereafter be exercised by the Optionee shall no longer include the sum of the Shares purchased upon exercise.

         5. Grant of Options to Officers, Consultants and Employees. The Board of

Directors may, at any time grant Options to such officers, consultants and employees of the Corporation and its Subsidiaries as the Board of Directors may select. Such Options shall cover such number of Shares as the Board of Directors shall designate, subject to the other provisions of the Plan. No Optionee who is an executive officer of the Corporation shall, during any period of three fiscal years of the Corporation, be granted Options to purchase more than an aggregate of 400,000 shares.

         6. Grants of Options to Directors.
            ------------------------------

         (a) General Provisions.
             ------------------

     (i) On or prior to each December 1 and at the time each Director Participant (as defined below) first becomes a director of the Corporation, each person who is serving as a director of the Corporation on such date and is not a common law employee of the Corporation (hereinafter referred to as a "Director Participant") shall make an irrevocable election in writing (at such time and in such manner as may be prescribed by the Corporation) to receive, annually on the third Trading Day (as defined in
     Section 1 under the definition of "Fair Market Value per Share") after the date of the Annual Meeting of Stockholders of the Corporation and on the third Trading Day after the date on which each Director Participant first becomes a director (if such date is a date other than the date of the Annual Meeting of Stockholders of the Corporation), either (A) Options to purchase up to 2,000 Shares, or (B) a number of shares of Common Stock issued under the Corporation's 1996 Restricted Stock Plan as amended from time to time (the "Restricted Stock Plan") derived by dividing 18,000 by the Fair Market Value per Share of the Common Stock on the date of grant (rounded to the next highest share), subject to availability under the Restricted Stock Plan, and each Director Participant who elects pursuant to this Section 6(a)(i)(A) to receive Options, shall automatically be granted Options to purchase up to 2,000 Shares on the third Trading Day after the date of the Annual Meeting of Stockholders of the Corporation and on the third Trading Day after the Date on which each Director Participant becomes a director (if such date is a date other than the date of the Annual Meeting of Stockholders of the Corporation).

     (ii) On or prior to each December 1 and at the time each Director Participant first becomes a director of the Corporation, each Director Participant shall make an irrevocable election in writing (at such time and in such manner as may be prescribed by the Corporation) to receive all of his or her annual director's fees for the subsequent calendar year (or for the remainder of the current calendar year, in the case of a Director Participant who first becomes a director during such calendar year) in the form of (A) cash in the amount of $20,000, (B) Options to purchase 2,500 Shares, or (C) a combination of ten thousand dollars ($10,000) of cash and (subject to availability under the Restricted Stock Plan) a number of shares of Common Stock issued under the Restricted Stock Plan derived by dividing 15,000 by the Fair Market Value per Share of the Common Stock on the third Trading Day after January 1 of such calendar year (or the Third Trading Day after the date on which such Director Participant first becomes a director, as the case may be), rounded to the next highest share, and each Director Participant who elects pursuant to this Section 6(a)(ii) to receive Options, shall automatically be granted Options to purchase up to 2,500 Shares on the third Trading Day after

     January 1 of such subsequent calendar year (or on the Third Trading Day after the date on which such Director Participant first becomes a director, as the case may be). Notwithstanding the foregoing provisions of this
     Section 6(a)(ii), the amount of the annual director's fee to be paid (whether in the form of cash, Options or a combination of cash and shares of Common Stock issued under the Restricted Stock Plan) with respect to a calendar year to a Director Participant who first becomes a director during such calendar year shall be reduced to an amount calculated by multiplying the amount to which a Director Participant otherwise would be payable pursuant to the foregoing provisions of this Section 6(a)(ii) (whether in the form of cash, Options or a combination of cash and shares of Common Stock issued under the Restricted Stock Plan) by a fraction, the numerator of which is the number of calendar days remaining in such calendar year measured from the date on which such Director Participant first becomes a director and the denominator of which is three hundred sixty-five (365).

     (iii) The Options granted pursuant to this Section shall not be Incentive Stock Options. The Exercise Price per Share with respect to Options granted pursuant to this Section 6 shall be the Fair Market Value per Share on the date of the grant.

         (b) Exercisability of Options. Each Option granted under this Section 6 by its terms shall be exercisable for ten years from the date of the grant. An Option granted pursuant to this Section shall become exercisable with respect to one hundred percent (100%) of the shares covered one year after the date of grant.

         7. Option Agreements. Each award of an Option pursuant to the Plan shall be evidenced by an Option Agreement between the Optionee and the Corporation. Each Option

Agreement shall specify the number of Shares covered by such Option and the Exercise Price per Share and shall contain such terms and conditions not inconsistent with the Plan as the Board of Directors in its sole discretion shall deem appropriate (which terms and conditions need not be the same in each Option Agreement and may be changed from time to time). Each Option Agreement may require as conditions of exercise that the Optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the Shares receivable by the Optionee upon exercise, as the Board of Directors shall deem appropriate. A condition to the exercise of any Option which is not an Incentive Stock Option shall be the withholding of income taxes and employment taxes that the Corporation determines it is required to withhold upon the exercise of an Option. In the event of the death of an Optionee, a condition of exercising any Option shall be the delivery to the Corporation of such tax waivers and other documents as the Board of Directors shall determine.

         8. Exercise and Term of Option.

         (a) Each Option Agreement shall specify the date or dates on which the Option granted thereunder may be exercised. Except as provided in Section 6(b) hereof with respect to Options granted to Director Participants, each Option Agreement may provide for exercise of the Option in installments on such terms and conditions as the Board of Directors may determine. The term of each Option shall be fixed by the Board of Directors but shall in no case exceed ten years from the date of grant of such Option. Subject to the provisions of the Option Agreement, an Option may be exercised either in whole or in part at any time or from time to time.

         (b) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment to the

Corporation of the amount of the option price for the number of shares of Common Stock so specified; provided, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Securities Exchange Act of 1934, as amended, the Board of Directors may implement procedures to allow a broker chosen by an Optionee to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Optionee, all or any portion of the shares of the Common Stock issuable upon such exercise.

         9. Non-Transferability of Option Rights. Options which are Incentive Stock Options shall not be transferable except by will or the laws of descent and distribution, and, except as otherwise determined by the Board of Directors, Options which are not Incentive Stock Options shall not be transferable except by will or the laws of descent and distribution. During the lifetime of an Optionee, such Optionee's Option shall be exercisable only by the Optionee.

         10. Effect of Termination of Employment or Service.
             ----------------------------------------------

         Upon the termination of employment or service with the Corporation and its Subsidiaries of any Optionee, all rights under any Option held by such Optionee shall be governed by such conditions as may be provided by the Board of Directors at the time of the grant of such Option.


         11. Stock Dividend, Merger, Consolidation, Etc.

         (a) In the event there is any change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject to any option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code or any applicable successor provision of the Code.

         (b) Upon (i) the merger or consolidation of the Corporation with or into another corporation, if the agreement of merger or consolidation does not provide for (A) the continuance of the Options granted hereunder, or (B) the substitution of new Options, or for the assumption of such Options, by the surviving corporation, or (ii) the dissolution, liquidation, or sale of substantially all the assets, of the Corporation, the holder of any such Option(s) theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s). The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation or sale of assets. All such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.

         (c) Unless otherwise provided in an Optionee's Option Agreement, the Corporation shall have the right to terminate the rights of any Optionee to exercise any Options, effective 30 days after receipt by the Optionee of a Cancellation Notice from the Corporation.

The Corporation may issue a Cancellation Notice only in connection with (i) the sale of substantially all of the Corporation's assets or Common Stock, or (ii) a merger, consolidation or other corporate transaction in which the Corporation would not be the surviving entity or surviving parent entity. The Cancellation Notice shall afford the Optionee the right to exercise all Options held by such Optionee with respect to all Shares covered thereby (even if they would not otherwise have become exercisable with respect to all such Shares at that time) during the period prior to the effective date of the termination.

         12. Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by an Option until such Optionee shall have become the holder of record of any such Shares.

         13. Determinations. Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Board of Directors, and each determination of Fair Market Value per Share shall be final and conclusive for all purposes and shall be binding upon all persons, including, without limitation, the Corporation and all Optionees, and their respective successors and assigns.

         14. Amendment, Termination and Modification of the Plan and Agreements.
             ------------------------------------------------------------------

         The Board of Directors may at any time or from time to time terminate, suspend or amend the Plan in whole or in part (including amendments deemed necessary or desirable to conform to any change in the law or regulations applicable hereto); provided, however, that without approval of the stockholders of the Corporation, no such action may increase the number of Shares with respect to which Options may be granted; provided, further, that no such amendment or termination shall affect any Options theretofore granted without the consent of the Optionee of such Option.

         15. Incentive Stock Options. Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

         (a) Dollar Limitation. The aggregate fair market value (determined as of the date of the option grant and consistent with Section 422(c)(7) of the Code or any applicable successor provision of the Code) of the Common Stock with respect to which Incentive Stock Options granted under the Plan (and under any other incentive stock option plans of the Corporation) are exercisable for the first time by any employee in any one calendar year shall not exceed $100,000.

         (b) 10% Stockholder. If any Optionee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, then the following special provisions shall be applicable to the Incentive Stock Option granted to such Optionee:

             (i) The Exercise Price per Share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share at the time of grant; and

             (ii) The Option exercise period shall not exceed five years from the date of grant.

         Except as modified by the preceding provisions of this Section 15, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

         16. No Special Employment Rights. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of such Option.

         17. Effective Date. The Plan shall become effective when adopted by a vote of the entire board of directors of the Corporation, subject to approval by the Corporation's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate, and no further Incentive Stock Options shall be granted. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         18. Expiration and Termination of the Plan. The Plan shall terminate on February 8, 2009 or at such earlier time as the Board of Directors may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

                                                                      Appendix 3
                               GALEY & LORD, INC.

                           1996 RESTRICTED STOCK PLAN
                            (As Currently in Effect)


                  1. Purpose. The purpose of the Galey & Lord, Inc., 1996 Restricted Stock Plan (the "Plan") is to induce certain non-employee directors to continue to serve as directors of Galey & Lord, Inc. (the "Corporation"), to encourage ownership of shares in the Corporation by such non-employee directors and to provide additional incentive for such directors to promote the success of the Corporation's business.

                  2. Effective Date of the Plan. The Plan became effective on November 12, 1996, by action of the Board of Directors (the "Board") subject to approval by the stockholders of the Corporation.

                  3. Stock Subject to Plan. 150,000 of the authorized but unissued shares of the common stock, $.01 par value, of the Corporation (the "Common Stock") are hereby reserved for issuance under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Corporation and set aside for issuance under the Plan. If any shares of the Common Stock issued under the Plan ("Restricted Shares") are reacquired by the Corporation as provided in Section 9, such shares shall again be available for the purposes of the Plan.

                  4. Committee. The committee (the "Committee") shall consist of two or more members of the Board. The Chief Executive Officer of the Corporation shall also be a member of the Committee, ex-officio, whether or not he or she is otherwise a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the

Committee and fill vacancies, however caused, in the Committee. In the event that no Committee shall have been appointed, the Board shall act as the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly called and held.

                  5. Administration. Subject to the provisions of the Plan, the Committee shall have authority to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to it. Any determination by the Committee in carrying out, administering or construing the Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.

                  6. Eligibility. An allocation of Restricted Shares may only be made to persons who are directors of the Corporation and who are not common law employees of the Corporation.

                  7. Grants of Restricted Shares. A. Annually on the third Trading Day after the date of the Annual Meeting of stockholders of the Corporation, through and including the Annual Meeting of stockholders of the Corporation held in 2005, and on the third Trading Day after the date on which each person described below first becomes a director (if such date is a date other than the Annual Meeting of Stockholders of the Corporation), each person who (a) is serving as a director of the Corporation on the date of grant, (b) is not a common law employee of the Corporation and (c) has filed an election with the Corporation (at such time and in such manner as may be prescribed by the Corporation) to receive an allocation of Restricted Shares for the current year in lieu of an option under the Amended and Restated 1989 Stock Option Plan of Galey & Lord, Inc. (or any other stock option plan subsequently adopted by the Corporation), shall automatically be allocated a number Restricted Shares derived by dividing eighteen thousand (18,000) by the Fair Market Value per Share of the Common Stock on the date of grant (rounded to the next highest share), subject to availability under the Plan.

                  B. On the third Trading Day after each January 1, through and including January 1, 2006, and at the time each person described below first becomes a director, each person who (a) is serving as a director of the Corporation on such date, (b) is not a common law employee of the Corporation on such date and (c) filed an election with the Corporation on or prior to the preceding December 1, or at the time a person first became a director (at such time and in such manner as may be prescribed by the Corporation) to receive all of his or her annual director's fee for the subsequent calendar year (or, for the remainder of the current calendar year, in the case of a person who first becomes a director during such calendar year) in the form of a combination of cash and Restricted Shares in lieu of (i) cash or (ii) a grant of options under the Amended and Restated 1989 Stock Option Plan of Galey & Lord, Inc. (or any other stock option plan subsequently adopted by the Corporation), shall be paid for such subsequent calendar year (or, for the remainder of the current calendar year, in the case of a person who first becomes a director during such calendar year) in the form of a combination of ten thousand dollars ($10,000) of cash and an allocation, subject to availability under the Plan, of the number of Restricted Shares derived by dividing fifteen thousand (15,000) by the Fair Market Value per

Share of the Common Stock on the third Trading Day after January 1 of such subsequent calendar year (or the third Trading Day after the date on which such person first becomes a director, as the case may be), rounded to the next highest share. Notwithstanding the foregoing provisions of this Section 7B, the amount of the annual directors' fee to be paid (whether in the form of cash, stock options or a combination of cash and Restricted Shares) with respect to a calendar year to a director who first becomes a director during such calendar year shall be reduced to an amount calculated by multiplying the amount to which a director otherwise would be payable pursuant to the foregoing provisions of this Section 7B (whether in the form of cash, stock options or a combination of cash and Restricted Shares) by a fraction, the numerator of which is the number of calendar days remaining in such calendar year measured from the date on which such person first becomes a director and the denominator of which is three hundred sixty-five (365).

                  8. Purchase Price. Each person who shall be allocated Restricted Shares hereunder shall purchase the same from the Corporation at and for a purchase price of $.01 a share. Failure by a Participant to purchase and pay for all of the Restricted Shares allocated to him or her within thirty days after he or she shall have been given written notice of such allocation shall result in a cancellation of such allocation and he or she shall no longer have the right to purchase the same hereunder.


                  9. Restricted Shares. A. Except as otherwise provided in this Section, the Restricted Shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated. The Stock Restrictions shall terminate on the third anniversary of the date of his or her Restricted Stock Agreement (as such term is defined in paragraph E. of this Section 9).


                  B. In addition, if the Participant to whom Restricted Shares have been allocated as of any Allocation Date leaves the service of the Corporation and its subsidiaries by reason of his or her Discharge for Cause prior to the termination of the Stock Restrictions with respect to the Restricted Shares allocated to such Participant as of such Allocation Date, he or she shall be obligated to redeliver such Restricted Shares to the Corporation immediately and the Corporation shall pay to him or her, in redemption of such shares, an amount equal to the price paid by the Participant for such Restricted Shares.

                  C. If the Participant to whom Restricted Shares have been allocated as of any Allocation Date leaves the service of the Corporation and its subsidiaries for any reason other than his or her Discharge for Cause prior to the termination of the Stock Restrictions with respect to the Restricted Shares allocated to such Participant as of such Allocation Date, such Participant (or, in the event of his or her death, the executors or administrators of his or her estate) shall retain all of his or her rights with respect to such Restricted Shares; provided, however, that such Restricted Shares shall remain subject to the terms of the Plan and of such Participant's Restricted Stock Agreement.


                  D. Upon issuance of the certificate or certificates for the Restricted Shares in the name of a Participant, the Participant shall thereupon be a stockholder with respect to all the Restricted Shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such Restricted Shares, including the right to vote such Restricted

Shares and to receive all dividends and other distributions paid with respect to such Restricted Shares.


                  E. Each Participant receiving Restricted Shares shall (a) agree that such Restricted Shares shall be subject to, and shall be held by him or her in accordance with all of the applicable terms and provisions of, the Plan, (b) represent and warrant to the Corporation that he or she is acquiring such Restricted Shares for investment for his or her own account (unless there is then current a prospectus relating to the Restricted Shares under Section 10(a) of the Securities Act of 1933, as amended) and, in any event, that he or she will not sell or otherwise dispose of said shares except in compliance with the Securities Act of 1933, as amended, and (c) agree that the Corporation may place on the certificates representing the Restricted Shares or new or additional or different shares or securities distributed with respect to the Restricted Shares such legend or legends as the Corporation may deem appropriate and that the Corporation may place a stop transfer order with respect to such Restricted Shares with the Transfer Agent(s) for the Common Stock. The foregoing agreement, representation and warranty shall be contained in an agreement in writing ("Restricted Stock Agreement") which shall be delivered by the Participant to the Corporation. The Committee shall adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall terminate the allocation of such Restricted Shares to such Participant.


                  10. Adjustment of Number of Shares. A. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Restricted Stock Agreement and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet issued shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Corporation is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to a Restricted Stock Agreement and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet issued, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.


                  B. In the event that there shall be any change, other than as specified in this Section 10, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to a Restricted Stock Agreement and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet issued, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Restricted Stock Agreement entered into in accordance with the provisions of the Plan.

                  C. No adjustment or substitution provided for in this Section 10 shall require the Corporation to deliver a fractional share under the Plan or any Restricted Stock Agreement.

                  11. Withholding and Waivers. In the event of the death of a Participant, an additional condition to the Corporation's obligation to release Restricted Shares to the executors or administrators of such Participant's estate and to release the Stock Restrictions provided hereunder on any Restricted Shares owned by such Participant as provided in Section 9 shall be the delivery to the Corporation of such tax waivers, letters testamentary and other documents as the Committee may reasonably determine.

                  12. Definitions.  For the purposes hereof:

                  A. The term "Allocation Date" shall mean the date as of which a Participant shall have received a grant of Restricted Shares.

                  B. The term "Discharge for Cause" shall mean the termination of a Participant's service as a director of the Corporation by reason of (i) the commission by such Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by such Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Corporation or (iv) continued alcohol or other substance abuse that renders such Participant incapable of performing his or her material duties to the satisfaction of the Corporation.

                  C. The term "Fair Market Value per Share " shall mean the last reported sale price for Common Stock (regular way) or, in case no such reported sale takes
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place on such Trading Day, the average of the closing bid and asked prices
(regular way) for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or any comparable system or, if the Common Stock is not listed on Nasdaq or a comparable system, the closing sale price of the Common Stock, or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition and as otherwise used in the Plan, "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer
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

who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

                  D. The term "Stock Restrictions" shall mean the restrictions on the ability of a Participant to transfer Restricted Shares issued to such Participant hereunder referred to in Section 9 and embodied in a Restricted Stock Agreement between the Corporation and such Participant.


                  13. Expenses of Administration. All costs and expenses incurred in the operation and administration of the Plan shall be borne by the Corporation.

                  14. No Employment Right. Neither the existence of the Plan nor the grant of any Restricted Shares hereunder shall require the Corporation or any subsidiary to continue any Participant as a director of the Corporation or any subsidiary.

                  15. Amendment of Plan. The Board may, at any time and from time to time, by a resolution appropriately adopted, make such modifications of the Plan as it shall deem advisable. No amendment of the Plan may, without the consent of the Participants to whom any Restricted Shares shall theretofore have been allocated, adversely affect the rights or obligations of such Participants with respect to such Restricted Shares. The Committee may, in its discretion, cause the restrictions imposed in accordance with the provisions of Section 9 hereof with respect to any Restricted Shares to terminate, in whole or in part, prior to the time when they would otherwise terminate.

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

                  16. Expiration and Termination of the Plan. The Plan shall terminate on November 11, 2006 or at such earlier time as the Board may determine; provided, however, that such termination shall not, without the consent of the Participants to whom any Restricted Shares shall theretofore have been allocated, adversely affect the rights or obligations of such Participants with respect to such Restricted Shares.


                  17. Governing Law. The Plan shall be governed by the laws of the State of New York.

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